                                                               Exhibit 10.11

                                                                      CBYNO
                                                        September 30, 1997



                     FOREIGN BOSS RIGHTS ACQUISITION AGREEMENT

    AGREEMENT dated as of September 30, 1997, by and between *, a corporation organized and existing under the laws of Delaware ("Buyer") and I. C. Isaacs & Company L.P., a limited partnership organized and existing under the laws of Delaware ("Seller").

                                W I T N E S S E T H :

    WHEREAS, Seller has entered into a Worldwide Rights Acquisition Agreement dated as of September 30, 1997 with Brookhurst, Inc. ("Brookhurst") and William Ott to acquire all of Brookhurst's right, title and interest in and to all "BOSS" trademarks and other proprietary interests, if any, related thereto owned by Brookhurst and used in connection with its business throughout the world together with the goodwill symbolized thereby (the "Worldwide Rights Acquisition Agreement").

    WHEREAS, Buyer desires to purchase from Seller, and Seller desires to sell to Buyer, all of Seller's right, title and interest outside of the United States of America and its territories and possessions (hereinafter, the "United States of America") in and to all "BOSS" trademarks and other proprietary interests outside of the United States of America, if any, related thereto acquired and owned by Seller and used in connection with its business outside of the United States of America, together with the goodwill symbolized by such trademarks, on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the mutual promises contained herein the parties hereby agree as follows:




* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                                      ARTICLE I

                                  PURCHASE AND SALE

     1.1 Purchase and Sale of BOSS Assets. Upon the terms and conditions herein set forth, Seller shall sell, convey, transfer, assign and deliver to Buyer on the Closing Date (as hereinafter defined), and Buyer shall purchase from Seller on the Closing Date, the following assets, properties and rights of Seller (the "Trademark Assets"), all of which, taken together, represent the business of Seller operating under the BOSS marks outside of the United States of America acquired from Brookhurst:

     (a) any and all right, title and interest of Seller in and to the trademarks, service marks, trade names, logos, insignias, designs, copyrights (if any), and other proprietary interests therein, containing the term "BOSS" or constituting a stylized B, outside of the United States of America, including, without limitation, all registrations and applications for registration therefor throughout the world but not including the United States of America (collectively, the "Trademarks"), and the goodwill symbolized by the Trademarks relating to their use outside the United States of America, together with all causes of action and the proceeds thereof in favor of Seller heretofore accrued with respect to the Trademarks outside of the United States of America;

     (b) all rights of Seller under license agreements, concurrent use agreements and other agreements listed on Schedule 1.1(b) insofar as they relate to the Trademarks being acquired by Buyer from Seller hereunder, including, without limitation, all rights of Seller under the Worldwide Rights Acquisition Agreement and the Escrow Agreement referred to therein relating to the Trademarks (the "Assumed Agreements") and all files relating thereto, it being agreed that Seller shall retain all of Seller's rights under the Worldwide Rights Acquisition Agreement and the Escrow Agreement insofar as they relate to the trademark properties retained by Seller in the United States of America. In clarification of the foregoing, the parties acknowledge and agree that Buyer shall have recourse directly against Brookhurst and Ott under the Worldwide Rights Acquisition Agreement and the Escrow Fund as defined and set forth in the Escrow Agreement for any matters involving the breach of covenants, representations, warranties or conditions set forth in the Worldwide Rights Acquisition Agreement insofar as they relate to the Trademark Assets acquired by Buyer hereunder from Seller;

    (c) all right, title and interest in and to all records and other information the Selling Parties (as defined in the Worldwide Rights Acquisition Agreement) or either of them have within their possession or control applicable to the products they or either of them have previously licensed under the Trademarks and all trademark files relating to the Trademark Assets.

    (d) any and all copyrights that Seller may own arising outside of the United States of America as a result of designs and other works created by Seller, Brookhurst, or any licensee, nominee or manufacturer of either of them, in connection with the BOSS business.

    1.2 Liabilities. Buyer shall assume the obligations of Seller arising from and after Closing under the Assumed Agreements solely insofar as they relate to the use of the Trademark Assets after Closing. Buyer shall assume no liabilities or obligations, whether now existing or arising in the future, fixed or contingent, known, or unknown, relating to the use by Seller (including, without limitation, use by any of Seller's affiliates, subsidiaries, predecessors or licensees) of the Trademarks and any other matter relating to the conduct of any business relating thereto prior to the Closing ("Excluded Liabilities").

    1.3 Encumbrances. The sale and transfer of the Trademark Assets shall be free and clear of all pledges, security interests, mortgages and liens made or created by Seller ("Encumbrances").

    1.4 Exclusions. Notwithstanding any other provision of this Agreement, Seller makes no representations or warranties of any kind, and shall have no responsibility, liability or obligations whatsoever to Buyer or any affiliate thereof (including, without limitation, for any claims for indemnity), with respect to any matter relating to the Trademark Assets prior to the time Seller acquired the Trademark Assets, including, without limitation, the quality of title, the condition or use of the Trademark Assets or the conduct of the business thereunder prior to the time Seller acquired the Trademark Assets from Brookhurst except as expressly set forth in this Agreement.

                                      ARTICLE II

                                    CONSIDERATION

    2.1 Consideration. In consideration of the sale and transfer of the Trademark Assets to Buyer on the Closing Date, Buyer shall assume any and all obligations of Seller under the Promissory Note in the principal amount of US $11,000,000 of Seller referred to in the Worldwide Rights Acquisition Agreement and payable to the order of Brookhurst (the "Note").

                                      ARTICLE III

                                      THE CLOSING

    3.1 Time and Place of Closing. The closing of the purchase and sale of the Trademark Assets hereunder (the "Closing") shall take place at the offices of Coudert Brothers located at 1114 Avenue of the Americas, New York, New York 10036 at 10:00 a.m. local time on a date agreed to by the parties (the "Closing Date"), which date shall not be later than eight (8) business days following the date on which the applicable waiting period, including any extension thereof, under the Hart-Scott Rodino Antitrust Improvements Act of 1976, as amended, relating to the transactions contemplated by the Worldwide Rights Acquisition Agreement shall have expired.

    3.2 Deliveries To Be Made by the Seller. On the Closing Date, Seller shall have executed and delivered to Buyer the following:

         (a) executed trademark assignments in the forms attached hereto as Exhibit A;

         (b) an agreement of assignment and assumption of Assumed Agreements in the form annexed hereto as Exhibit B (the "Assumption Agreement");

         (c) a concurrent use agreement between Seller and * in the form annexed hereto as Exhibit C (the "Concurrent Use Agreement");

         (d) a foreign manufacturing rights agreement between Seller and Buyer in the form annexed as Exhibit D (the "Foreign Manufacturing Rights Agreement");

         (e) an option agreement between Seller and Buyer in the form annexed as Exhibit F (the "Option Agreement");




* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

     (f) a secured limited recourse promissory note in the form annexed as Exhibit F (the "ICI Note");

     (g) an agreement of assumption of the Note and assignment of all rights related thereto (the "Note Assumption Agreement") in the form annexed hereto as Exhibit G; and

     (h) such other instruments and documents as may be elsewhere herein required.

    3.3 Deliveries To Be Made by Buyer. On the Closing Date, Buyer shall have executed or caused to be executed and delivered to Seller the following:

         (a)  the Note Assumption Agreement;

         (b)  the Assumption Agreement;

         (c)  the Concurrent Use Agreement, duly executed by *;

         (d)  the Foreign Manufacturing Rights Agreement;

         (e)  the Option Agreement;

         (f)  the ICI Note; and

         (g) A Guaranty by * of the Note in the form annexed hereto as Exhibit H (the "Guaranty");

         (h) an Agreement regarding Consent to Release and Waiver of Brookhurst Note Claims in the form annexed hereto as Exhibit I (the "Consent Agreement"); and

         (i) such other instruments and documents as may be elsewhere herein required.



* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                                      ARTICLE IV

                     REPRESENTATIONS AND WARRANTIES OF THE SELLER

    Seller makes the following representations and warranties, each of which is complete and correct on and as of the date hereof. As used in this Agreement, including, without limitation, this Article IV, the term Seller shall not be construed to include reference to Seller's predecessor-in-interest to the Trademark Assets, namely Brookhurst.

    4.1 Organization and Good Standing of the Seller. Seller is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware.

    4.2 Authority; Execution. Seller has all the requisite power and authority, corporate and otherwise, to execute, deliver and perform its obligations under this Agreement. The execution and delivery of this Agreement, and each of the other instruments of transfer, conveyance and assignment delivered hereunder, have been duly and validly authorized by all necessary corporate and other action on the part of Seller, and this Agreement and each of such other instruments has been duly executed by Seller. This Agreement constitutes the valid and binding agreement of Seller enforceable against Seller in accordance with its respective terms.

    4.3  Breach of Statute or Contract.

     (a) The execution, delivery and performance of this Agreement by Seller and the consummation of the transactions contemplated hereby will not: (i) violate or conflict with any provision of the charter documents or by-laws of Seller; (ii) violate or conflict with, result in the breach or termination of or otherwise give any other contracting party the right to terminate, or constitute a default (or an event which, with the lapse of time, or the giving of notice, or both, will constitute a default) under, any contract or other instrument to which Seller is a party and which relate to the Trademark Assets or by which Seller is bound, or result in the creation of any Encumbrance upon any of the Trademark Assets pursuant to the terms of any such contract or instrument, or (iii) violate or conflict with any judgment, order, writ, injunction or decree of any court or governmental body of any jurisdiction applicable to Seller (excluding any judgments, orders, writs, injunctions or decrees in any actions or proceedings involving * or its affiliates) or, to the knowledge of Seller, any law or regulation materially adversely affecting Buyer's ability to exploit the Trademark Assets.

    (b) Except as set forth on Schedule 4.3(b), there are no notices, licenses, consents, permissions or approvals of any nature whatsoever which are required to be obtained by Seller from any Federal, state or local governmental or regulatory body or other third party or, to Seller's knowledge, from any foreign governmental or regulatory body for the consummation of the transactions contemplated by this Agreement, or as a condition to the sale, assignment and transfer of the Trademark Assets to be effected hereunder.

    4.4 No Claims or Litigation. Except as set forth on Schedule 4.4(a), no litigation, judicial or arbitral action, claim asserted in writing and received by Seller within the preceding two years or, to the knowledge of Seller, administrative or regulatory proceeding or adversarial proceeding in any trademark office, or governmental investigation involving the Trademark Assets or the transactions contemplated by this Agreement, including, without limitation, any claim of conflict with or violation of any proprietary or other right (collectively, "Litigation") is pending or, to the knowledge of Seller, threatened against Seller. For purposes of the foregoing, "Litigation" shall not be deemed to include any actions, proceedings or claims involving * or its affiliates. Except as set forth on Schedule 4.4(b), there is no


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

judgment, order, injunction, decree or award outstanding (whether rendered by a court, tribunal, administrative agency or arbitral tribunal and excluding any judgments, orders, injunctions, decrees or awards in any actions or proceedings involving * or its affiliates), against Seller or referencing Seller by name or, to Seller's knowledge, by which Seller is bound which affects the Trademark Assets or the use of the Trademark Assets in any way.

    4.5 Trademarks. Except as set forth in Schedule 4.5.A, Seller is not currently licensing any person to use or operate under any of the Trademarks. True and complete copies and, if not available, descriptions of all such licenses, including all amendments or modifications, have heretofore been delivered to Buyer. Except as set forth in Schedule 4.5.B, and except for customary sell-off rights granted to alleged infringers, Seller has not affirmatively agreed or consented to the non-use by Seller, or use by any third party, of any mark containing the word BOSS. To Seller's knowledge (such knowledge being based solely on Seller's actual knowledge), the countries in which Seller currently manufactures products bearing the Trademarks are: Hong Kong, Indonesia, Macao, Mexico, People's Republic of
China, Phillipines, Republic of South Korea, Taiwan and Thailand.   Seller
has paid, or will pay within a reasonable period of time, in full (or otherwise to the satisfaction of the invoicing party) all outstanding invoices of domestic and foreign trademark counsel for work done and disbursements incurred on behalf of Seller (whether or not billed on or by the date hereof).

    4.6 No Alienation of Rights By Seller. Except as set forth in the Assumed Agreements or any other documents identified on Schedule 4.5.A or B or Schedule 4.6, Seller has not transferred, assigned, licensed (which license is currently outstanding) or otherwise encumbered with Encumbrances any of its rights in any Trademark Asset.




* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

    4.7  Ownership Trademark Assets.   As between Seller and all affiliates
and other persons or entities who have an ownership interest in Seller (or any affiliate thereof) or who may have been expressly authorized by Seller to use the Trademark Assets, Seller owns all rights in and to the Trademark Assets (as defined in the Worldwide Rights Acquisition Agreement and as acquired from Brookhurst under said agreement).

    4.8 Knowledge. Whenever a statement regarding the existence or absence of facts in this Agreement is qualified by a phrase such as to Seller's knowledge or words to similar effect, it is intended by the parties that the information attributed to Seller be actually known, or information which should have been known based on reasonable inquiry by the Chairman and Co-Chief Executive Officer, President and Co-Chief Executive Officer or Chief Financial Officer of Seller.

    4.9 Materiality. The phrase "materially adversely affecting Buyer's ability to exploit the Trademark Assets" or words of similar effect, shall be deemed to mean (i) the existence or occurrence at any time from and after the date hereof of any actual harm, or the existence of any reasonably anticipated actual harm, to Buyer's ability to exploit the Trademark Assets or (ii) either (x) the failure of Seller to remedy the breach in question assuming the breach is remediable or (y) the inability of Seller to remedy the breach in question without prejudice to Buyer's ability to exploit the Trademark Assets. For purposes of this Section 4.10, no "actual harm" shall be deemed to exist as to any of the first three claims of harm unless any such claim of harm reasonably involves at least the following amounts in damage or loss:

              First Claim              *
              Second Claim             *
              Third Claim              *

it being agreed that, without prejudice to, or limitation of, Seller's ability to claim that any subsequent claim involves no "actual harm", no such monetary threshold applies to any subsequent claims.

                                      ARTICLE V

                       REPRESENTATIONS AND WARRNTIES OF BUYER

    Buyer hereby makes the following representations and warranties each of which is complete and correct on and as of the date hereof:

    5.1 Organization and Good Standing of Buyer. Buyer is a corporation duly organized and validly existing under the laws of Delaware. Buyer is a wholly-owned direct subsidiary of *, a corporation organized and existing under the laws of *.

    5.2 Authority; Execution. Buyer has all requisite power and authority, corporate and otherwise, to execute, deliver and perform its obligations under this Agreement. The execution and delivery of this Agreement, and each of the other instruments of transfer, conveyance and assignment delivered hereunder, by Buyer have been duly and validly authorized by all necessary corporate and other action on the part of Buyer, and this Agreement and each of such other



* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

instruments has been duly executed by Buyer, as applicable. This Agreement constitutes the valid and binding agreement of Buyer, enforceable against Buyer in accordance with its terms.

    5.3  Breach of Statute or Contract.

   (a) The execution, delivery and performance of this Agreement by Buyer and the consummation of the transactions contemplated hereby will not: (i) violate or conflict with any provision of the Certificate of Incorporation or by-laws of Buyer; (ii) violate or conflict with, result in the breach or termination of or otherwise give any other contracting party the right to terminate, or constitute a default (or an event which, with the lapse of time, or the giving of notice, or both, will constitute a default) under, any contract or other instrument to which Buyer is a party; or (iii) violate or conflict with any judgment, order, writ, injunction or decree of any court or governmental body of any jurisdiction applicable to Buyer (excluding any judgments, orders, injunctions, decrees or awards in any actions or proceedings involving Seller or its affiliates) or, to the knowledge of Buyer, any law or regulation materially adversely affecting Buyer's ability to consummate the transaction contemplated by this Agreement.

     (b) Except as provided in Schedule 5.3(b), there are no notices, licenses, consents, permissions or approvals of any nature whatsoever which are required to be obtained by Buyer from any Federal, state or local governmental or regulatory body or other third party or, to Buyer's knowledge, from any foreign governmental or regulatory body for the consummation of the transactions contemplated by this Agreement, or as a condition to the sale, assignment and transfer of the Trademark Assets to be effected hereunder.

                                    -12

                                      ARTICLE VI

                                      COVENANTS


    6.1  Further Assurances.

         (a) From time to time until the expiration of * from the Closing Date, upon the request and at the expense of Buyer but without further consideration, Seller shall:

              (i) do, execute, acknowledge, deliver and file, or shall cause to be done, executed, acknowledged, delivered and filed, all such further acts, deeds, transfers, conveyances, assignments or assurances (including, without limitation, for purposes of transferring record ownership of the Trademark Assets to Buyer) as may be reasonably requested by Buyer for transferring, conveying, assigning and reducing to Buyer's possession, ownership and use of the Trademark Assets, including, without limitation, executing on the Closing Date any assignments of Trademarks in recordable form requested by Buyer; and

              (ii) deliver to Buyer such other records, documentation and information in Seller's possession or control as may be reasonably requested by Buyer to assist Buyer in the use and protection of the Trademark Assets.

     (b) Seller shall keep and preserve any and all invoices, letters of credit, bills of lading, and purchase orders which relate to the Trademark Assets for * from and after the Closing Date, except as otherwise provided herein. Seller may dispose or destroy any such records, documentation and information at any time, provided that Seller first shall notify Buyer so that Buyer may, at its expense and within a reasonable time after receipt of such notice, obtain from Seller any or all of said records, documentation and information. Seller




* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

shall not be responsible for (i) destruction of records caused by an Act of God or other "Force Majeure" event, or (ii) any immaterial non-intentional destruction of records.

    6.2 Mail and Communications. From and after the Closing Date, Seller shall promptly remit or refer to Buyer any mail or other communications, including, without limitation, any written inquiries, relating solely to the Trademark Assets, and copies of any such mail or communications which relate to the Trademark Assets and other matters, which are received by Seller from and after the Closing for a period of * from the date hereof.

                                     ARTICLE VII

               CONDITIONS PRECEDENT TO OBLIGATIONS OF BUYER AND SELLER

    7.1  Conditions Precedent to Obligations of Buyer.   The obligation of
Buyer to consummate the transactions contemplated under this Agreement is subject to the fulfillment, as of the Closing Date, of each of the following conditions (any or all of which may be waived by Buyer):

         (a)  the representations and warranties of Seller set forth in
Article IV hereof shall be true and correct in all material respects as of the Closing Date;

         (b) Seller shall have performed and complied in all material respects with all covenants, obligations and undertakings required by this Agreement to be performed or complied with on or prior to the Closing Date:

         (c) Buyer shall have been furnished with a certificate, dated the Closing Date and executed by an officer of Seller, certifying to the fulfillment of the conditions specified in Sections 7.1(a) and (b);

* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

         *

         (h) the closing under the Worldwide Rights Acquisition Agreement shall have been completed;

         (i) Seller and all other parties thereto shall have executed and delivered the Foreign Manufacturing Rights Agreement;




* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

         (j) Seller shall have delivered to Buyer possession of (i) an original of each of Seller's Trademark registrations currently in effect;
(ii) an original of any other registrations for the Trademarks to the extent in Seller's possession, custody or control; and (iii) Seller's original trademark application and registration files relating to the Trademarks including, for example, letters or other materials from each of Seller's domestic and foreign trademark counsel showing deadlines for trademark office actions to the extent in Seller's possession, custody or control; provided, however, if any of such items apply to both the Trademark Assets and the trademark properties retained by Seller with respect to its BOSS business in the United States of America, then such information may be provided to Buyer by photocopy rather than original;

         (k) Seller and all other parties thereto shall have executed and delivered the Concurrent Use Agreement;

         (l) Brookhurst and William Ott shall have consented to the assignment and assumption by Buyer of all rights and obligations of Seller under the Note and of all rights and obligations of Seller under the Worldwide Rights Acquisition Agreement (except all "intent-to-use" trademark applications) and Escrow Agreement relating to the Trademark Assets;

         (m) Buyer and Seller shall have entered into a license agreement, consistent with the terms of Exhibit C, providing for an exclusive royalty-free license to Buyer of the right to use the Trademarks which are the subject of intent-to-use applications in the U.S. Patent & Trademark Office ("PTO") which were acquired by Seller from Brookhurst, on the products referred to in said applications, together with the right to have such trademarks transferred to Buyer upon such marks becoming registered with the PTO, and on such other terms as shall be mutually agreed by the parties (the "BOSS GOLF et al. License Agreement"); and

         (n) * and Isaacs shall have executed and delivered the Indemnification Agreement in the form annexed hereto as Exhibit L.

    7.2  Conditions Precedent to Obligations of Seller.   The obligations of
Seller to consummate the transactions contemplated under this Agreement are subject to the fulfillment, as of the Closing Date, of each of the following conditions (any or all of which may be waived by Seller):

         (a)  the representations and warranties of Buyer set forth in
Article V shall be true and correct in all material respects as of the Closing Date;

         (b) Buyer shall have performed and complied in all material respects with all obligations and undertakings required by this Agreement to be performed or complied with by Buyer on or prior to the Closing Date;

         (c) Seller shall have been furnished with a certificate, dated the Closing Date and executed by an officer of Buyer certifying to the fulfillment of the conditions specified in Sections 7.2(a) and (b);

         *
         (g) no judgment, order or decree shall have been rendered which has the effect of enjoining the consummation of the transactions contemplated by this Agreement;

         (h) the closing under the Worldwide Rights Acquisition Agreement shall have been completed;




* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

         (i) Buyer and all other parties thereto shall have executed and delivered the Foreign Manufacturing Rights Agreement;

         (j) * and all other parties thereto shall have executed and delivered the Concurrent Use Agreement; and

         (k) Brookhurst and William Ott shall have consented to the assignment and assumption by Buyer of all rights and obligations of Seller under the Note and of all rights and obligations of Seller under the Worldwide Rights Acquisition Agreement (except all "intent-to-use" trademark applications) and Escrow Agreement relating to the Trademark Assets and Brookhurst and William Ott shall have fully and unconditionally released Seller from such obligations in the form attached hereto as Exhibit K;

         (l) the BOSS GOLF et al License Agreement shall have been entered by all Parties thereto; and

         (m) * and Isaacs shall have executed and delivered the Indemnification Agreement in the form annexed hereto as Exhibit L.

                                     ARTICLE VIII

                      SURVIVAL OF REPRESENTATIONS AND WARRANTIES
                                   INDEMNIFICATION

    8.1 All representations and warranties contained in or made pursuant to this Agreement *




* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

*

*



* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

    8.3  *

    8.4 Notification of Claims. In the event of the occurrence of any event which any party asserts constitutes a Buyer Indemnity Claim or Seller Indemnity Claim, as applicable, the




* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

indemnified party shall provide the indemnifying party with prompt notice of such event, including, without limitation, any facts and circumstances which give rise to such claim, and shall otherwise make available to the indemnifying party all relevant information which is material to the claim and which is in the possession of the indemnified party. If such event involves the claim of any third party (a "Third-Party Claim"), the indemnifying party shall have the right to elect to join in the defense, settlement, adjustment or compromise of any such Third-Party Claim, and to employ counsel to assist such indemnifying party in connection with the handling of such claim, at the sole expense of the indemnifying party, and no such claim shall be settled, adjusted or compromised, or the defense thereof terminated, without the prior consent of the indemnifying party unless and until the indemnifying party shall have failed, after the lapse of a reasonable period of time, but in no event more than 30 days after written notice to it of the Third-Party Claim, to join in the defense, settlement, adjustment or compromise of the same. An indemnified party's failure within a reasonable time to give notice or to furnish the indemnifying party with any relevant data and documents in its possession in connection with any Third-Party Claim shall not constitute a defense (in part or in whole) to any claim for indemnification by such party, except and only to the extent that such failure shall result in any material prejudice to the indemnifying party. If so desired by any indemnifying party, such party may elect, at such party's sole expense, to assume control of the defense, settlement, adjustment or compromise of any Third-Party Claim, insofar as the claim relates to the liability of the indemnifying party, provided that such indemnifying party shall obtain the consent of all indemnified parties before entering into any settlement, adjustment and compromise of such claim, or ceasing to defend against such claim, if as a result thereof, or pursuant thereto, there would be imposed on an indemnified party any liability or obligation not covered by the indemnification obligations of the indemnifying party under this Agreement (including, without limitation, any injunctive relief or other remedy).

    8.5  *

                                      ARTICLE IX

                                       GENERAL

    9.1 Waiver. Any failure of Buyer, on the one hand, or the Seller, on the other, to comply with any of the obligations or agreements set forth in this Agreement or to fulfill any condition set forth in this Agreement may be waived only by written instrument signed by the other party. No failure by any party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver of such right, nor shall any single or partial exercise of any right hereunder by any party preclude any other or future exercise of that right or any other right hereunder by that party.

    9.2 Notices. All notices, requests or other communications required or permitted hereunder (excluding, however, mail and/or communications covered under paragraph 6.2 hereof) shall be given or made in writing and shall be
(i) delivered personally (including




* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

commercial carrier), (ii) sent by registered or certified airmail, return receipt requested, postage prepaid or (iii) sent by telecopier, addressed to the party to whom they are directed at the following addresses, or at such other address as may from time to time be designated by such party to the others in accordance with this Section 9.2:

         If to Seller, to:
              I. C. Isaacs & Company L.P.
              3840 Bank Street
              Baltimore, Maryland  21224
              Attention:  President and Co-Chief Executive Officer
              Telecopier:  410/558-2096

              I. C. Isaacs & Company L.P.
              350 Fifth Avenue
              Suite 1029
              New York, New York  10118
              Attention:  Chairman and Co-Chief Executive Officer
              Telecopier:  212/695-7579

         With a copy to:

              Piper & Marbury L.L.P.
              Charles Center South
              36 South Charles Street
              Baltimore, Maryland  21201-3010
              Attention:  Robert J. Mathias, Esq.
              Telecopier:  410/576-1604

         If to Buyer, to:

              *







* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

         With a copy to:

              Coudert Brothers
              1627 I Street, N.W.
              Washington, D.C.  20006
              Attention:  Wendy L. Addiss, Esq.
              Telecopier:  202/775-1168

         and

              Howrey & Simon
              1299 Pennsylvania Avenue, N.W.
              Washington, D.C.  20004
              Attention:  Robert M. Bruskin, Esq.
              Telecopier:  202/383-6610

         If to *, to:

              *




         With a copy to:

              Coudert Brothers
              (as specified above)

         and

              Howrey & Simon
              (as specified above)

    Any notice, request or other communications shall be deemed to have been given and to be effective upon receipt or refusal by the addressee. Any party may change its address for notices hereunder, effective upon giving of notice of such change hereunder to the other parties.

    9.3 No Third Party Beneficiaries. Neither this Agreement nor any provision hereof, nor any document or instrument executed or delivered pursuant hereto, shall be deemed to create




* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

any right in favor of or impose any obligation upon any person or entity other than Buyer and Seller and their respective successors and assigns.

    9.4  *




* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

    9.5 Captions and Paragraph Headings. Captions and paragraph headings used in this Agreement are for convenience only and are not a part of this Agreement and shall not be used in interpreting or construing it.

    9.6 Entire Agreement. The making, execution and delivery of this Agreement by the parties has been induced by no representations, statements, warranties or agreements other than those herein expressed. This Agreement embodies the entire understanding of the parties with respect to the subject matter hereof. Notwithstanding the foregoing, the parties acknowledge that a number of different agreements and instruments of which the parties are signatory are all being executed simultaneously, as of the Closing Date, with this Agreement. The parties acknowledge that this Agreement or instrument is to be interpreted and enforced separately and independently of any other such agreement or instrument, and the breach of any such agreement by a party shall not affect the rights of such party under this Agreement. This Agreement may be amended or modified only by an instrument of equal formality signed by the parties or their duly authorized representatives. The parties have made no representations or warranties not expressly set forth in this Agreement. This Agreement supersedes and terminates all prior discussions, negotiations, understandings, arrangements and agreements among the parties relating to the subject matter hereof, except as expressly set forth herein.

    9.7 Counterparts. This Agreement may be executed in any number of duplicate counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

    9.8 Assignability. No party hereto may assign any of its interests, rights or obligations under this Agreement without the prior written consent of the other parties. Notwithstanding the foregoing, Buyer may assign its rights, but not its obligations, under this Agreement to any entity under common control with Buyer or to any successor in interest to Trademark Assets without the consent of Seller. Any impermissible attempted assignment of this Agreement without such prior written consent shall be void as to the other parties to this Agreement. Notwithstanding anything to the contrary set forth in this Agreement, Seller shall be permitted to assign and transfer Seller's rights under this Agreement to any parent, subsidiary or other affiliate of Seller if Seller or its successor in interest remains fully liable for the performance of this Agreement by such assignee or transferee and indemnifies Buyer with respect to any costs and damages Buyer may incur because of such assignment or transfer.

    9.9 Expenses. The parties shall each bear their own expenses in connection with the negotiation, execution and delivery of this Agreement and the performance of their respective obligations hereunder.

    9.10 Successors and Assigns. This Agreement and the provisions thereof shall be binding upon and inure to the benefit of the respective successors and permitted assigns of the parties hereto.

    9.11 Governing Law. The validity, construction, operation and effect of any and all of the terms and provisions of this Agreement shall be determined and enforced in accordance with the laws of *




* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

*

    9.12 *




* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

*

    9.13 *



* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

    IN WITNESS WHEREOF, the parties have duly signed this Agreement the day and year first written above.

                             I. C. ISAACS & COMPANY L.P., a Delaware
                             limited partnership


                             By:  /s/ Robert J. Arnot
                                 ----------------------------------
                                  Name:   Robert J. Arnot
                                  Title:  Chairman and Co-Chief Executive
                                            Officer


                             By:   /s/ Gerald W. Lear
                                  -----------------------------------
                                  Name:   Gerald W. Lear
                                  Title:  President and Co-Chief Executive
                                            Officer

                             *


                             By:  /s/ *
                                  ------------------------------------
                                  Name:
                                  Title:



    * hereby irrevocably and unconditionally guarantees to Seller the full and timely performance of Buyer's obligations to Seller under this Agreement.
 * covenants and agrees to indemnify and save harmless Seller from and against any damage, liability and expense resulting from Buyer's breach of this Agreement.

                             *



                             By:   /s/ *
                                 ---------------------------------------
                                  Name:
                                  Title:




* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                      FOREIGN BOSS RIGHTS ACQUISITION AGREEMENT

                                       EXHIBITS



Exhibit A                    Trademark Assignments

Exhibit B                    Assumption Agreement

Exhibit C                    Concurrent Use Agreement

Exhibit D                    Foreign Manufacturing Rights Agreement

Exhibit E                    Option Agreement

Exhibit F                    The ICI Note

Exhibit G                    Note Assumption Agreement

Exhibit H                    * Guaranty

Exhibit I                    Consent Agreement

Exhibit J                    Certain Provisions in Settlement Agreement

Exhibit K                    Form of Release

Exhibit L                    *





* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                                                                       FOREIGN

                                 SCHEDULE 1.1(b)

                                ASSUMED AGREEMENTS

For all of the following agreements to the extent they apply outside the U.S.:

*



* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                                                                      FOREIGN

                                SCHEDULE 4.3(b)

                        THIRD PARTY CONSENTS AND WAIVERS

Hart-Scott-Rodino approval.

Approval from secured lender, Congress Financial Corporation.

                                                                      FOREIGN

                              SCHEDULE 4.4(a)

                                LITIGATION


*



* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                                                                      FOREIGN

                                  SCHEDULE 4.4(a)


*




* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

*




* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

*



* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

*

* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                                                                FOREIGN

                                  SCHEDULE 4.4(b)
                               JUDGMENTS AND ORDERS

*




* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                                                                        FOREIGN
                                  SCHEDULE 4.5.A

                               CURRENT BOSS LICENSES

*


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                                                                        FOREIGN

                                SCHEDULE 4.5.B

                        AGREEMENTS RE USE OF TRADEMARK

*




* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                                                                       FOREIGN

                                 SCHEDULE 4.5.B

*




* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                                 SCHEDULE 4.6

                             ALIENATION OF RIGHTS




NONE



                                                                       FOREIGN


                                SCHEDULE 5.3(B)

                              THIRD PARTY CONSENTS




NONE

                                                                   EXHIBIT A/FRA

                              TRADEMARK ASSIGNMENT

      This Assignment is effective as of the ____ day of __________________, 1997, by and between I.C. Isaacs, L.P., a Delaware Limited Partnership with its principal place of business at 3840 Bank Street Baltimore, Maryland 21224 ("Assignor") and *, a Delaware corporation with its principal place of business at 1209 Orange Street, Wilmington, Delaware 19801 and ("Assignee").

                              W I T N E S S E T H:


      WHEREAS, Assignor is the owner of certain trademarks outside of the United States of America except Mexico constituting or containing the word BOSS and the Stylized B, including common law rights and rights in trademark registrations and applications for registration outside the United States of America except Mexico listed on the "Schedule of Trademarks" attached hereto, together with the good will of the business outside the United States of America except Mexico associated therewith (the "Trademarks");

      WHEREAS Assignee desires to acquire all right, title and interest of Assignor in and to the Trademarks;

      NOW, THEREFORE, to All Whom It May Concern, be it known that for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Assignor does hereby sell, assign, transfer and set over, to Assignee, its successors and assigns forever, its entire right, title and interest in and to the Trademarks, the same to be held and enjoyed by Assignee for its own use and enjoyment, and for the use and enjoyment of its successors, assigns or other legal representatives forever, as fully and entirely as the same would have been held and enjoyed by Assignor had the assignment and sale set forth herein not been made.





* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

      IN TESTIMONY WHEREOF, Assignor has caused these presents to be signed by its officer thereunto duly authorized, and its corporate seal to be hereto affixed.

                                  I.C. ISAACS, L.P.


                                  By:__________________________
                                     Name:
                                     Title:




COUNTY OF NEW YORK     :
                       :ss:
STATE OF NEW YORK      :


      On this ____ day of _____________, 1997, before me personally appeared ________________, to me personally known, who, being duty sworn, did say that he is _________________ of ____________________, a Delaware Limited Partnership,
and that the foregoing instrument was signed and sealed on behalf of the corporation by authority of its _____________________________, and that he acknowledges such instrument to be the free deed and act of said corporation for the purposes therein set forth and intending that this instrument be recorded.



                                          ______________________
                                              Notary Public

                             SCHEDULE OF TRADEMARKS

                         I.C. Isaacs & Co., L.P.'s BOSS
                 Non-U.S. Trademark Applications/Registrations*



                                      *




* Prior to Closing, the Acquisition Agreement shall not be deemed to be breached by inclusion of incorrect information relating to the Classification and Status in this Schedule. Said information shall be reviewed, corrected if necessary, updated and confirmed by Seller prior to Closing.

** For ease of reference the description of goods in this chart is generalized.


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                                                                   EXHIBIT B/FRA


                       ASSIGNMENT AND ASSUMPTION AGREEMENT


      THIS ASSIGNMENT AND ASSUMPTION AGREEMENT is made and entered into this ____ day of September, 1997, by and between I.C. Isaacs & Company L.P., a Delaware limited partnership ("Isaacs") and *, a Delaware corporation *.

                              W I T N E S S E T H:

      WHEREAS, Isaacs has agreed to sell, transfer and assign to *, and * has agreed to purchase and accept from Isaacs certain assets of Isaacs pursuant to a Foreign Boss Rights Acquisition Agreement entered into on September __,1997 between Isaacs and * (the "Acquisition Agreement");

      WHEREAS. * has agreed to assume certain obligations of Isaacs related to said acquired assets;

      NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is agreed as follows:

      1. Capitalized terms used herein and not defined herein shall have the meanings given such terms in the Acquisition Agreement.

      2. Isaacs hereby assigns to * all its rights under the agreements identified on the schedule attached hereto constituting the Assumed Agreements insofar as they relate to the Trademarks acquired by * from Isaacs pursuant to the Acquisition Agreement, and all files relating thereto, free and clear of all Encumbrances.

      3. * hereby assumes all obligations of Isaacs arising from and after the date hereof under the Assumed Agreements solely insofar as they relate to the use of the Trademark Assets after Closing.




* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

      IN WITNESS WHEREOF, the parties have hereunto set their hands and seals the day, month and year first above written.

                                   I.C. ISAACS & COMPANY L.P., a Delaware
                                   limited partnership


                                   By ____________________________
                                      Name:  Robert J. Arnot
                                      Title: Chairman and Co-Chief Executive
                                                Officer

                                   By: ____________________________
                                       Name:  Gerald W. Lear
                                       Title: President and Co-Chief Executive
                                                Officer



                                   *


                                   By: __________________________
                                       Name: __________________
                                       Title: ___________________




* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                                    SCHEDULE

See Schedule 1.1(b)

                                                             Exhibit C to 10.11

                               CONCURRENT USE AGREEMENT


    THIS CONCURRENT USE AGREEMENT ("Agreement") is effective as of the ___ day of ______________, 1997 ("Effective Date"), by and between *, a corporation of *, and I. C. Isaacs & Company L.P. ("ISAACS"), a Delaware Limited Partnership.

                                   R E C I T A L S

    A. * is the owner of various trademarks including the word "BOSS" throughout the world and in the United States (* Marks"). * and its predecessors in interest have used for many years the mark BOSS and * Marks and have developed certain intellectual property rights in connection therewith.

    B. ISAACS, as the successor in interest of Brookhurst, Inc., is the owner of certain United States trademark rights in and registrations of the word BOSS. ISAACS and its predecessors in interest have used for many years the mark BOSS on certain products in the United States and have developed certain intellectual property rights in connection therewith.

    C. The parties intend that consistent with the terms of this Agreement, ISAACS will be able to market Isaacs' Trademark Products (as defined below) contemplated by this Agreement without causing confusion in the marketplace with the * and related brands marketed by * ("* Trademark Products"), and that * will be able to continue to market * Trademark Products without causing confusion in the marketplace with the BOSS and related brands marketed by ISAACS.

    NOW, THEREFORE, in consideration of the mutual agreements set forth in this Agreement, the parties agree as follows:

1.  DEFINITIONS

    For purposes of this Agreement, the following terms shall have the meanings set forth below:

    a. "Isaacs' Mark" or "Isaacs' Marks" shall mean the trademarks BOSS in the Microgramma Typestyle and the stylized B (as set forth on Exhibit A attached hereto) whether used alone or in combination with other words or symbols, with the appearance and/or style of the said trademark in compliance with the provisions of Exhibit A.

    b. "Isaacs' Trademark Product" or "Isaacs' Trademark Products" shall mean solely the products listed in Exhibit B, Section I, as modified by
Section II, bearing Isaacs' Marks in compliance with Exhibit A and sold pursuant to the schedule in Exhibit C.




* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

    c. "United States" mean the United States of America, its territories, possessions and commonwealths, except Saipan and American Samoa. "United States" includes, without limitations, Puerto Rico.



2.  CONCURRENT USE AGREEMENT

    a. Unless otherwise agreed to by the parties in writing, ISAACS agrees to use Isaacs' Trademark Products solely in accordance with Exhibits A, B and C. The parties recognize, however, that the marketplace is an ever changing environment and that it is not possible to predict the future trends. Accordingly, to ensure that there is no substantial likelihood of confusion between the marks of the parties, the parties agree that * shall, solely at its discretion, have the right commencing on January 1, 2008 to evaluate whether the type style and appearance of Isaacs' Marks remains unlikely to cause confusion with the * Marks and may, in its sole discretion, cause Isaacs to alter, change, amend or revise the typestyle and appearance of Isaacs' Marks.

    b. Unless otherwise agreed to by the parties in writing, ISAACS agrees that it shall not use the Isaacs' Marks in connection with the advertisement, promotion, distribution or sale of any products other than Isaacs' Trademark Products.


    c. Unless otherwise agreed to by the parties in writing, ISAACS agrees that it will not distribute or sell any Isaacs' Trademark Products bearing the Isaacs' Marks to athletic stores whose primary product line is composed of products intended to be used in connection with golf, tennis, skiing, sailing, windsurfing, motor sports or any combination thereof or at golf, tennis, skiing, sailing, windsurfing, or motor sports athletic events, without the prior written consent of *. The foregoing shall not prevent ISAACS from selling Isaacs' Trademark Products to general sporting goods stores selling multiple lines of products for a variety of sports (e.g., *).

    d. With respect to the limitations on the use of the Isaacs' Marks on Isaacs' Trademark Products described in Exhibit A, ISAACS shall begin to phase some of the limitations into its product line beginning with products produced by or for ISAACS after January 1, 1998. Thereafter, * percent * of the products bearing Isaacs' Marks produced by or for ISAACS during the period August 1, 1998 through December 31, 1998 (as measured by the number of styles) must comply therewith. ISAACS agrees to use its reasonable efforts to ensure that * percent * of its projected volume of such goods comply with the limitations described in Exhibit A. ISAACS shall be in full compliance with Exhibit A for all products bearing a BOSS mark produced on or after December 31, 1998 and for that season and thereafter may not manufacture or produce any products bearing a BOSS mark which are not in full compliance with Exhibit A.

    e. On those products listed on Exhibit C, * agrees to use the word BOSS, whether used alone or in combination with other words, phrases or designs on such




* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

products solely in accordance with the price points contained in Exhibit C; provided, however, that such Exhibit C shall not apply to such products used or distributed by * or its licensees for promotional purposes.

    f. * agrees that without ISAACS' written consent, which consent may be withheld in ISAACS' sole discretion, * shall not license any nonaffiliated third party to use * Marks alone in connection with the sale of the sportswear products listed in Exhibit C at or below ISAACS' maximum wholesale prices listed therein.

    g.   Nothing herein is intended to or shall prevent or otherwise restrict
* from designing, manufacturing, advertising, promoting, distributing or selling or licensing others to design, manufacture, distribute, advertise, promote or sell in the United States any product, whether or not bearing a mark including the word BOSS, listed in and consistent with Exhibit C, or any other product not listed in Exhibit C, provided that such products do not use the Microgramma typestyle shown in Exhibit A.

    h. Neither * nor ISAACS shall use on or in connection with apparel bearing the word "BOSS" sold in the United States, any apparel style, design, pattern, art work or color which are or have been primarily associated with products distributed by the other (or any licensee of the other) except those which are traditional or standard in the industry.

    i. Notwithstanding any other provision of this Agreement, Isaacs may, during 1998, use the Isaacs' Marks on the following goods so long as such goods are not intended to be sold to the public and are intended to be used solely in connection with and for the promotion of Isaacs' Trademark
Products: compact discs, videos, stickers, stick-on-tattoos, photographs and posters, whistles, notebooks, lanyards, non-leather I.D. tags, basketballs, cassette tapes, sweatbands and visors; provided further that ISAACS shall not contest in any way the manufacturing, distributing or selling by * or its licensees of any of the above items with * Marks. Each year thereafter
ISAACS shall submit for approval a list of goods it intends to use (subject to the terms and conditions of this Section 2.i.) for promotional purposes.
* shall consider the request in good faith and advise ISAACS within ten (10) business days of receipt of such list which of the goods *, in the exercise of its sole discretion, approves; provided however, that notwithstanding the provision of Section 12.d., ISAACS may seek arbitration solely as to whether * has acted in good faith in considering ISAACS' request. Absent such approval, ISAACS shall not use Isaacs' Marks on such goods.

    j. Each party acknowledges the other party's legal and beneficial ownership interests in and to its respective trademarks referred to herein and undertakes that it will not take any action which may in any way impair the other party's rights in its marks, including, without limitation, by challenging or opposing, or raising or allowing to be raised, on any grounds whatsoever, any questions concerning or obligations to the validity of the other party's trademarks.

* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

3.  GEOGRAPHIC SCOPE OF AGREEMENT

    a. ISAACS acknowledges that * owns extensive trademark rights relating to the word BOSS both within and outside of the United States. ISAACS does not and shall not own, or purport to own, any trademark rights relating to the word BOSS outside of the United States.

    b. ISAACS agrees that it will not sell or offer for sale or resale Isaacs Trademark Products anywhere in the world other than in the United States. ISAACS shall not sell or cause to be sold, directly or indirectly, any Isaacs' Trademark Products to any party which ISAACS knows, or has reason to know, has resold or distributed, is reselling or distributing, or is likely to resell or distribute such Isaacs' Trademark Products (i) outside of the United States; or (ii) as duty free merchandise. Within thirty (30) days after the Effective Date of this Agreement and thereafter from time to time as is reasonable, ISAACS shall advise each of its customers (other than consumers or other end users) in writing of the restrictions on such sales.

    c. The parties agree that ISAACS may sell Isaacs' Trademark Products to the United States military solely for resale on United States military installations in the United States. In making such sales, ISAACS shall seek to obtain agreement from ISAACS' United States military customers that Isaacs' Trademark Products will not be sold in United States military installations outside the United States ("Military Agreement").

         (i) If ISAACS is unable to obtain a Military Agreement with any military customer, or if the obtaining of any such Military Agreement substantially adversely affects ISAACS' ability to make military sales in the United States, then ISAACS shall promptly notify *. Any such notice by ISAACS shall include a written explanation and documentation of all efforts by ISAACS to obtain such agreement and shall include (1) data disclosing ISAACS' sales of Isaacs' Trademark Products to the military customer(s) at issue during the immediate prior 12-month period, (2) projected sales of Isaacs' Trademark Products over the next 12-month period, (3) the basis for ISAACS' belief that obtaining such an agreement will substantially adversely affect ISAACS' military sales, and (4) all information known or reasonably available to ISAACS about sales of Isaacs' Trademark Products by the military customer(s) at U.S. military installations outside the United States.

         (ii) Upon receipt of such notice and at * request, the parties shall meet and confer within five (5) business days, to agree upon any further steps to be taken by ISAACS to obtain the Military Agreement. Thereafter, absent an agreement between the parties on this issue, or in the event such steps as may be agreed upon do not result in a Military Agreement and ISAACS does not agree to discontinue sales of Isaacs' Trademark Products to any such military customer, *




* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

    *

4.  ADVERTISING AND PROMOTION

    *



* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

*

5   PREVENTION OF CONFUSION

    a. The parties agree that adherence by both parties to the terms of this Agreement will avoid confusion between their respective products.

    b. The parties agree that nothing in this Agreement shall require either party to do business with any third party wholesaler or retailer. The parties further agree that each




* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

party shall have the right at its sole discretion to take all steps necessary to prevent its products from being offered for sale to the public in proximity to the products of the other party or one of its licensees.

    c. Except as otherwise provided herein, the parties agree that each shall have no right to require the other to make any change in the rights or obligations set forth in this Agreement. The parties further agree that they will institute no legal action against each other based solely upon conduct which is expressly permitted by and in accordance with this Agreement.

6.  USE AND DISPLAY OF THE MARKS

    ISAACS agrees to use, in connection with the Isaacs' Trademark Products only, labels, tags, signs, banners, stationery, order forms, business cards and other forms of identification for such products which are consistent with the terms of Exhibit A and Exhibit D. ISAACS agrees that it shall not use the name BOSS in any corporate, partnership or other trade name or as a form of entity identification. ISAACS shall not use the word BOSS or authorize any third party to use the word BOSS in connection with the name of any store or retail establishment; provided that nothing in this Section 6 shall be construed as prohibiting use of the Isaacs' Marks in shop-within-a-shop situations. ISAACS may continue its factory outlet operations in proximity to its distribution facilities which are currently located in Milford, Delaware; provided, however, that the word BOSS shall not be used in or as part of the name of the store. ISAACS agrees to provide * with written notice of any change in the location of such factory outlet. To the extent ISAACS uses and/or provides design layouts and/or fixtures for use in stores or retail establishments, it shall not use design layouts and/or fixtures which are or have been primarily associated with products distributed by * or its licensees, except those which are traditional or standard in the industry.

7.  NONTRANSFERABILITY OF RIGHTS

    a. ISAACS shall not grant, assign or otherwise convey or transfer any rights inuring to ISAACS or any obligations or duties owed by ISAACS to * under this Agreement, without the prior written consent of * and any attempted transfer or assignment shall be null and void. * shall consider in good faith any request for such consent and promptly notify ISAACS of * decision, said decision to be in * sole discretion. Nothing in this Section 7 is intended to prevent ISAACS from offering and selling stock to the public.

    b. Notwithstanding anything to the contrary set forth in this Agreement, ISAACS shall be permitted to assign and transfer ISAACS' rights under this Agreement to any parent, subsidiary or other affiliate of ISAACS if ISAACS or its successor in interest remains fully liable for the performance of this Agreement by such Assignee or Transferee and indemnifies

* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

* with respect to any costs and damages * may incur because of such assignment or transfer.

    c. * shall provide ISAACS with written notice if * intends to assign or transfer to any third party any of its rights or obligations under this Agreement.

8.  NO AFFILIATION

    The parties hereby agree that ISAACS is and shall be wholly independent of *, and vice-versa, and that no agency, license, joint venture, partnership, franchise or affiliation is created by this Agreement. Neither party shall incur any obligation in the name of the other party.

9.*

10. LEGAL ACTIONS

     a. Unless otherwise agreed to by the parties, the parties shall be responsible for the protection and enforcement of their respective marks (* for * Marks and ISAACS for Isaacs' Marks) in the United States.

     b. The parties agree to reasonably cooperate with and assist each other in protecting and defending the parties' trademark rights (* Marks and Isaacs' Marks). Each party shall promptly notify the other in writing of any infringements, counterfeiting, claims or actions by third parties that the party reasonably believes may be a violation of the other party's trademark rights.




* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

     c. The parties agree that they shall determine solely at their own discretion and not subject to dispute by the other party or review in any arbitration or litigation their respective conduct of such protection and enforcement, and neither party shall have a claim for damages or other relief against the other based thereon.

     d. * and ISAACS shall each have the right to record, or continue the recordation of, their respective trademarks (* Marks and Isaacs' Marks) with the Customs Service of the United States and neither party shall interfere with the efforts of the other, and each party shall cooperate with the other in such efforts.

11. NOTICES

    All notices, requests or other communications required or permitted hereunder shall be given or made in writing and shall be (i) delivered personally (including commercial carrier), (ii) sent by registered or certified airmail, return receipt requested, postage prepaid or (iii) sent by telecopier, addressed to the party to whom they are directed at the following addresses, or at such other address as may from time to time be designated by such party to the others in accordance with this Section 11:

    If to *, to:

         *



         With a copy to:

         Coudert Brothers
         1627 I Street, N.W.
         Washington, D.C.  20006
         Attention:  Wendy L. Addiss, Esq.
         Telecopier:  202/775-1168


    and

         Howrey & Simon
         1299 Pennsylvania Avenue, N.W.
         Washington, D.C.  20004
         Attention:  Robert M. Bruskin, Esq.
         Telecopier:  202/383-6610




* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

    If to ISAACS, to:


         I. C. Isaacs & Company L.P.
         3840 Bank Street
         Baltimore, Maryland  21224
         Attention:  Gerald W. Lear, President and Co-Chief Executive Officer
         Telecopier:  410/558-2096


         I. C. Isaacs & Company L.P.
         350 Fifth Avenue
         Suite 1029
         New York, New York   10118
         Attn:  Robert J. Arnot, Chairman and Co-Chief Executive Officer
         Telecopier:  212/695-7579



    With a copy to:

         Piper & Marbury L.L.P.
         Charles Center South
         36 South Charles Street
         Baltimore, Maryland   21201-3010
         Attention:  Robert J. Mathias, Esq.
         Telecopier:  410/576-1604



    Any notice, request or other communications shall be deemed to have been given and to be effective upon receipt or refusal by the addressee. Any party may change its address for notices hereunder, effective upon giving of notice of such change hereunder to the other parties.



12. GOVERNING LAW AND RESOLUTION OF DISPUTES

    a. The validity, construction and effect of any and all of the terms and provisions of this Agreement shall be determined and enforced in accordance with the laws of *




* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

*




* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

13. BINDING EFFECT

    This Agreement shall be binding on the parties, their subsidiaries, successors, affiliates, permitted licensees and assigns (if any), and they each warrant that the undersigned are authorized to execute this Agreement on behalf of their respective parties.

14. GENERAL PROVISIONS

     a. No waiver or modification of any of the terms or provisions of this Agreement shall be valid unless contained in a written document signed by both parties. No course of conduct of dealing between the parties shall act as a waiver of any provision of this Agreement.

     b. This Agreement, including the entirety of Exhibits A through F2, attached hereto, contains the entire understanding of the parties as to the subject matter herein, and there are no representations, warranties, promises or undertakings other than those contained herein. This Agreement supersedes and cancels all previous agreements between the parties hereto. This Agreement shall be construed against both parties equally, regardless of the party that drafted it. *


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

     d. If any provision of this Agreement should be held to be void or unenforceable, such provision will be treated as severable, leaving valid the remainder of this Agreement.

     e. The parties agree to execute promptly any documents necessary to effectuate the purpose and intent of this Agreement.

     f. This Agreement may be executed in any number of duplicate counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

     g. Captions and paragraph headings used in this Agreement are for convenience only and are not a part of this Agreement and shall not be used in interpreting or construing it.

    IN WITNESS WHEREOF, the parties agree that this Agreement shall take effect as of the Effective Date.

                             *



                             By:
                                  _______________________________
                                  Name:
                                  Title:



                             By:
                                  _______________________________
                                  Name:
                                  Title:



                             I. C. ISAACS & COMPANY L.P.



                             By:
                                  _______________________________
                                  Name:     Robert J. Arnot
                                  Title:    Chairman and Co-Chief
                                            Executive Officer



                             By:
                                  _______________________________
                                  Name:     Gerald W. Lear
                                  Title:    President and Co-Chief
                                            Executive Officer





* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                                   LIST OF EXHIBITS




Exhibit A:    Specifications and limitations on ISAACS' use of Isaacs' Marks

Exhibit B:    List of products on which ISAACS is permitted and forbidden to use Isaacs' Marks

Exhibit C:    Price Points

Exhibit D:    ISAACS advertising rules

Exhibit E:    * advertising rules

Exhibit F1:           *

Exhibit F2:           *



* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                                   EXHIBIT A



                                    ISAACS MARKS

                                         [LOGO]



                             ( The Microgramma Typestyle )

                                         [LOGO]

    In using these Isaacs' Marks on Isaacs' Trademark Products and in all advertising and promotional uses, ISAACS will comply with the following:


    *




* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

    *




* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

*


    8. Unless otherwise agreed to by the parties, ISAACS shall not use the terms * or any other words that are similar in sound, sight or meaning, as
exemplified in Attachment 8 to this Exhibit A.  *   In addition, the parties
may, from time to time, submit to each other exemplars of logos, designs or decorative motifs which they are using or plan to use in the next selling season, provided that such logos, designs, or decorative motifs shall not have been used by the other party. The party so notified shall not use any such logos, designs or decorative motifs, or anything similar to them in the following selling season, without the other party's written permission; provided, however, that either party may use logos, designs or decorative motifs that are standard in the industry. Notwithstanding the foregoing, ISAACS shall not use any design or decorative motif similar to the BOSS SPORT patch shown in Attachment 9 to Exhibit A.

    9. For purposes of this Agreement, "polo shirt" or "polo shirts" shall mean a pullover shirt for sportswear that is made of knitted fabric and has short or long sleeves and a turnover collar or a round banded collar and placket. In addition to all other rules herein applicable to tops, ISAACS may use the word "BOSS" by itself on the exterior of polo shirts only in accordance with the following:




* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

*


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

    10. Prior to use, ISAACS may submit to * for approval typestyles other than Microgramma for the word "BOSS", provided those typestyles are less similar to the typestyles used by * than the Microgramma typestyle used by ISAACS. ISAACS shall not use any such typestyle unless *



* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                                  ATTACHMENT 1
                                  TO EXHIBIT A

o Exemplars of interior and exterior permanent/temporary labels, tags, etc. with acceptable "BOSS by I G Design."

                       BMA-1368 -- info tag [Graphic Logo]






                        THESE EXAMPLARS DO NOT SUPERSEDE
                      THE RATIO REQUIREMENTS AS OTHERWISE
                          PROVIDED BY THIS EXHIBIT A

                           BMA-1241R -- [Graphic Logo]






                        THESE EXAMPLARS DO NOT SUPERSEDE
                      THE RATIO REQUIREMENTS AS OTHERWISE
                          PROVIDED BY THIS EXHIBIT A

                             Jr. Hang Tag/BJ-537W


                                    FRONT

                                [Graphic Logo]



                                 22 DEG. ANGLE
                                 6 TO 1 RATIO


                        THESE EXAMPLARS DO NOT SUPERSEDE
                      THE RATIO REQUIREMENTS AS OTHERWISE
                          PROVIDED BY THIS EXHIBIT A

                            BMA-458 -- [Graphic Logo]






                        THESE EXAMPLARS DO NOT SUPERSEDE
                      THE RATIO REQUIREMENTS AS OTHERWISE
                          PROVIDED BY THIS EXHIBIT A

                             Jr. Hang Tag/BJ-537


                                     BACK

                                [Graphic Logo]



                                 22 DEG. ANGLE
                                 6 TO 1 RATIO


                        THESE EXAMPLARS DO NOT SUPERSEDE
                      THE RATIO REQUIREMENTS AS OTHERWISE
                          PROVIDED BY THIS EXHIBIT A

                                [Graphic Logo]

                                   BMA-1242




                                 22 DEG. ANGLE
                                 6 TO 1 RATIO


                        THESE EXAMPLARS DO NOT SUPERSEDE
                      THE RATIO REQUIREMENTS AS OTHERWISE
                          PROVIDED BY THIS EXHIBIT A

                            [Graphic Logo] -- Shirt

                            [Graphic Logo] -- Shirt

                            [Graphic Logo] -- Shirt

                                 [Graphic Logo]

                                 [Graphic Logo]

                                  ATTACHMENT 2
                                  TO EXHIBIT A

o     Exemplars of acceptable graphic environments.

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                             [Graphic Logo] -- Jeans

                             [Graphic Logo] -- Jeans

                             [Graphic Logo] -- Jeans

                             [Graphic Logo] *




* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                             [Graphic Logo]

                             [Graphic Logo] -- Shirt

                                 [Graphic Logo]

                                 [Graphic Logo]

                             [Graphic Logo] -- Shirt

                             [Graphic Logo] -- Shirt

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                             [Graphic Logo] -- Shirt

                                 [Graphic Logo]

                                 [Graphic Logo]

                             [Graphic Logo] -- Shirt

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

o     Exemplars of unacceptable graphic environments

                             [Graphic Logo]

                             [Graphic Logo]

                             [Graphic Logo]

                             [Graphic Logo] -- Shirt

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                             [Graphic Logo] -- Jeans

                             [Graphic Logo] -- Shirt

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                             [Graphic Logo] -- Shirt

                             [Graphic Logo] -- Shirt

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                  ATTACHMENT 3
                                  TO EXHIBIT A

o     Exemplars of acceptable distorted letters.

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                             [Graphic Logo] -- Jeans

                             [Graphic Logo] -- Jeans

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                  ATTACHMENT 4
                                  TO EXHIBIT A

o     Exemplars of 24(degree) slant.

                                 [Graphic Logo]

                                  ATTACHMENT 5
                                  TO EXHIBIT A

o     Exemplars of 22(degree) slant.

                                 [Graphic Logo]

                                  ATTACHMENT 6A
                                  TO EXHIBIT A

o     Exemplars of vertical alignment.

                             [Graphic Logo] -- Shirt

                             [Graphic Logo] -- Shirt

                             [Graphic Logo] -- Jeans

                             [Graphic Logo] -- Shirt

                             [Graphic Logo] -- Shirt

                             [Graphic Logo] -- Shirt

                             [Graphic Logo] -- Shirt

                             [Graphic Logo] -- Shirt

                             [Graphic Logo] -- Jeans

                             [Graphic Logo] -- Jeans

                             [Graphic Logo] -- Shirt

                                 [Graphic Logo]

                             [Graphic Logo] -- Jeans

                                 [Graphic Logo]

                                  ATTACHMENT 6B
                                  TO EXHIBIT A

o     Exemplars of 19(degree) slant.

                                 [Graphic Logo]

                                  ATTACHMENT 7A
                                  TO EXHIBIT A

o     Exemplars of acceptable vertical BOSS logos.

                             [Graphic Logo] -- Shirt

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                  ATTACHMENT 7B
                                  TO EXHIBIT A

o     Exemplars of unacceptable vertical BOSS logos.

                                 [Graphic Logo]

                                  ATTACHMENT 8
                                  TO EXHIBIT A

o     Exemplars of forbidden words.

      *




* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                                  ATTACHMENT 9
                                  TO EXHIBIT A

o     The BOSS Sport Patch

                             [Graphic Logo]--Shirt

                                 [Graphic Logo]

                                  ATTACHMENT 10
                                  TO EXHIBIT A

o Exemplars of acceptable coloration for "BOSS by I G Design" on polo shirts.

                             [Graphic Logo] -- Shirt

                             [Graphic Logo] -- Shirt

                             [Graphic Logo] -- Shirt

                             [Graphic Logo] -- Shirt

                             [Graphic Logo] -- Shirt

                             [Graphic Logo] -- Shirt

                             [Graphic Logo] -- Shirt

                             [Graphic Logo] -- Shirt

o Exemplar of unacceptable coloration for "BOSS by I G Design" on polo shirts.

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                  ATTACHMENT 11
                                  TO EXHIBIT A

o     Exemplar of acceptable shirts under Exhibit A, Section 9.a.

                                [Graphic shirts]

                            [Graphic Logo] -- Shirts

                            [Graphic Logo] -- Shirts

                                [Graphic shirts]

                            [Graphic Logo] -- Shirts

                            [Graphic Logo] -- Shirts

o     Exemplar of acceptable shirts under Exhibit A, Section 9.b.

                            [Graphic Logo] -- Shirts

                                [Graphic shirts]

                            [Graphic Logo] -- Shirts

                            [Graphic Logo] -- Shirts

o     Exemplar of acceptable shirts under Exhibit A, Section 9.c.

                                [Graphic shirts]

                            [Graphic Logo] -- Shirts

                            [Graphic Logo] -- Shirts

                                [Graphic shirts]

                            [Graphic Logo] -- Shirts

                            [Graphic Logo] -- Shirts

                            [Graphic Logo] -- Shirts

                            [Graphic Logo] -- Shirts

                                    EXHIBIT B

      I. PRODUCTS BEARING ISAACS' MARKS THAT ISAACS MAY SELL

A.    Men's Apparel

      1. Sportswear and Activewear. All sportswear and activewear clothing other than the exclusions listed below. All fabrications may be used.

      2. Outerwear. All jackets, coats, vests, capes and ponchos other than the exclusions listed below. Such outerwear garments may be reversible, lined, unlined, filled and or fabric treated (waterproofed, coated, etc.) and may have detachable sleeves, hoods and/or interlinings. Lengths of such garments shall be 22" to 60". All fabrications may be used except fur (except as trim) and leather (except as trim).

      3.    Headwear. All sports hats, visors and caps.

      4.    Swimwear. All types of swimwear.

      5. Jogging Suits. All types of warm-ups and jogging suits of any fabrication

      6. Belts. Belts bearing Isaacs' Marks provided that such belts shall be sold only as part of a Bottom and shall not be made out of leather.

B.    Women's Apparel

      1. Sportswear and Activewear. All sportswear and activewear clothing for juniors, contemporary, misses and large sizes other than the exclusions listed below. All fabrications may be used.

      2. Outerwear. All jackets coats, vests, capes and ponchos other than the exclusions listed below. Such outerwear garments may be reversible, lined, unlined, filled and/or fabric treated (waterproofed coated, etc.) and may have detachable sleeves, hoods and/or interlinings. Lengths of such garments shall be 22" to 60". All fabrications may be used except fur (except as trim) and leather (except as trim).

      3.    Headwear. All sports hats, visors and caps.

      4.    Swimwear. All types of swimwear.

      5. Jogging Suits. All types of warm-ups and jogging suits of any fabrication.

      6. Belts. All belts bearing Isaacs' Marks provided that such belts shall be sold only as part of a Bottom and shall not be made out of leather.

      7. Other. Women's knit garments to be worn on the upper torso that are either snapped or fixed through the crotch and the top portion of which may be a halter, shoulder strap, short sleeve or long sleeve.

C.    Children's Apparel

      l. Children's Sportswear and Activewear. All sportswear and activewear clothing other than the exclusions listed below. All fabrications may be used.

      2. Outerwear. All jackets, coats, vests, capes and ponchos other than the exclusions listed below. Such outerwear garments may be reversible, lined, unlined, filled and/or fabric treated (waterproofed, coated, etc.) and may have detachable sleeves, hoods and/or interlinings. All fabrications may be used except fur (except as trim) and leather (except as trim).

      3.    Headwear. All sports hats, visors and caps.

      4.    Swimwear. All types of swimwear.

      5. Jogging Suits. All types of warm-ups and jogging suits of any fabrication.

      6. Belts. All belts bearing Isaacs' Marks provided that such belts shall be sold only as part of a Bottom and shall not be made out of leather.

D.    Other

1. All apparel, including uniforms and work clothes, which is intended to be worn solely and exclusively while persons are performing the normal duties of their employment.

II. PRODUCTS BEARING ISAACS' MARKS THAT ISAACS SHALL NOT SELL

      A. Notwithstanding the foregoing, the parties agree that Isaacs' Trademark Products do not include any of the following men's, women's or children's apparel:

            1. All styles of tailored clothing, furnishings and accessories, including but not limited to tuxedos, gowns and evening wear, sportcoats, blazers, jackets, suits, dress pants, career apparel including blouses, skirts and dresses, raincoats, top coats, dress shirts, ties, dress vests, hosiery (including but not limited to socks, stockings and hose), and leather belts.

            2. All types of leather clothing (although leather trim may be used on all products listed in Section I of this Exhibit B).

            3. All styles of shoes and other footwear.

            4. Clothing designed and sold for the primary purpose of engaging in [to be deleted and dealt with in * Boss Golf License Agreement] golf, tennis, skiing, motor sports, windsurfing, or sailing.

            5. Except as described in Exhibit B Section I.B.7. above, bodywear, including but not limited to underwear (including t-shirts intended to be worn as underwear); loungewear and intimate apparel; and sleepwear and robes.

      B. Except as agreed upon in writing by the parties, the parties further agree that Isaacs' Trademark Products shall not include any non-apparel products of any kind.



* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                                                             EXHIBIT 10.11(c)(3)

                                    EXHIBIT C

                                  PRICE POINTS

      1. ISAACS shall sell products bearing Isaacs' Marks and permitted under the schedule contained in Exhibit B that bear wholesale prices prior to any bona fide trade, quantity and early payment discounts and any other credits, no greater than those listed below. * shall sell or license others to sell products bearing * Marks and permitted under the schedule contained in Exhibit B that bear wholesale prices prior to any bona fide trade, quantity and early payment discounts and any other credits, no less than those listed below:

--------------------------------------------------------------------------------
                                                                         *
                                                    ISAACS' MAXIMUM   MINIMUM
                                                       WHOLESALE     WHOLESALE
--------------------------------------------------------------------------------
All long bottoms except jeans and warm-up
 (or jogging) suits
--------------------------------------------------------------------------------
           Cotton                                          *             *
--------------------------------------------------------------------------------
           Synthetic Blend                                 *             *
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
All short bottoms except jeans and warm-up
 (or jogging) suits
--------------------------------------------------------------------------------
           Cotton                                          *             *
--------------------------------------------------------------------------------
           Synthetic Blend                                 *             *
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Jeans
--------------------------------------------------------------------------------
           Basic                                           *             *
--------------------------------------------------------------------------------
           Fashion                                         *             *
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Jean Shorts
--------------------------------------------------------------------------------
           Basic                                           *             *
--------------------------------------------------------------------------------
           Fashion                                         *             *
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Overalls
--------------------------------------------------------------------------------
           Short                                           *             *
--------------------------------------------------------------------------------
           Long                                            *             *
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Outerwear
--------------------------------------------------------------------------------
           Filled                                          *             *
--------------------------------------------------------------------------------
           Lined                                           *             *
--------------------------------------------------------------------------------
           Waterproof                                      *             *
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Vest
--------------------------------------------------------------------------------




* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
                                                                         *
                                                    ISAACS' MAXIMUM   MINIMUM
                                                       WHOLESALE     WHOLESALE
--------------------------------------------------------------------------------
           Filled                                          *             *
--------------------------------------------------------------------------------
           Lined                                           *             *
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Polo Shirts and Knit Tops
--------------------------------------------------------------------------------
           Basic Short                                     *             *
--------------------------------------------------------------------------------
           Basic Long                                      *             *
--------------------------------------------------------------------------------
           Fashion Short                                   *             *
--------------------------------------------------------------------------------
           Fashion Long                                    *             *
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Sweatshirts
--------------------------------------------------------------------------------
           Basic                                           *             *
--------------------------------------------------------------------------------
           Fashion                                         *             *
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Warm-up (or jogging) suits
--------------------------------------------------------------------------------
           Cotton                                          *             *
--------------------------------------------------------------------------------
           Synthetic                                       *             *
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
T-shirts
--------------------------------------------------------------------------------
           Basic                                           *             *
--------------------------------------------------------------------------------
           Fashion                                         *             *
--------------------------------------------------------------------------------
           Embroidered                                     *             *
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Sweaters
--------------------------------------------------------------------------------
           Basic                                           *             *
--------------------------------------------------------------------------------
           Fashion                                         *             *
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Hats
--------------------------------------------------------------------------------
           Basic                                           *             *
--------------------------------------------------------------------------------
           Fashion                                         *             *
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Woven Shirts
--------------------------------------------------------------------------------
           Basic Short                                     *             *
--------------------------------------------------------------------------------
           Basic Long                                      *             *
--------------------------------------------------------------------------------
           Fashion Short                                   *             *
--------------------------------------------------------------------------------
           Fashion Long                                    *             *
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Swimwear
--------------------------------------------------------------------------------
           Basic                                           *             *
--------------------------------------------------------------------------------
           Fashion                                         *             *
--------------------------------------------------------------------------------




* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

      2. All price points are expressed in 1997 dollars. ISAACS price points shall adjust over the term of this Agreement with changes in the rate of inflation applicable to clothing according to the Producer Price Index for Apparel and Other Finished Products Made From Fabrics and Similar Materials.
* price points shall remain as stated herein.

      3. To the extent ISAACS desires to add additional products to its line, or to the extent either party desires to use fabrics or constructions materially different from those currently being used consistent with the limitations of Exhibit B, the parties will in good faith negotiate reasonable price points applicable to such products.

      4. The parties agree that the price points included in this Exhibit C are based upon existing market conditions and reasonably foreseeable changes in such market conditions. In the event that market conditions relating to the manufacture, distribution or sale of products contained in Exhibit B should change substantially, to a degree not contemplated by the price points in this Exhibit C, and such change would result in economic hardship to a party to this Agreement, the parties agree to negotiate in good faith to agree upon reasonable alternative price points.


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                                                             EXHIBIT 10.11(c)(4)

                                    EXHIBIT D
                            ADVERTISING AND PROMOTION
                                    (ISAACS)

      1. On all advertising and promotional materials for Isaac's Trademark Products, ISAACS may use the word "BOSS", provided the phrase "BOSS by I G Design" appears at least once in accordance with the rules listed in Sections 2. 3 and 4 below of this Exhibit D.

      2. In all print or Internet advertising and promotions for Isaacs' Trademark Products, whether by ISAACS, or by retailers, or by any other entity authorized by ISAACS, each and every page shall prominently feature "BOSS by I G Design" as illustrated by the acceptable exemplars shown in Attachment 1 to this Exhibit D.

      3. In all radio, television and motion picture advertising for Isaacs' Trademark Products, the first and last time BOSS is shown or mentioned, it shall be as part of the phrase "BOSS by I G Design".

      4. In all visual presentations of the phrase "BOSS by I G Design" in advertising and promotions for Isaacs' Trademark Products, including but not limited to print, Internet, television, motion picture, billboards, posters, flyers, in-store signage, point-of-sale displays, sports sponsorships, promotional tie-ins and/or samples, whether by ISAACS, or by retailers, or by any other entity authorized by ISAACS, the size ratio between the word "BOSS" and the phrase "I G Design" shall be similar to, and in no event greater than, that shown in Attachment 1 to this Exhibit D.

      5. ISAACS shall be entitled to display Isaacs' Trademark Products and people wearing Isaacs' Trademark Products in all advertising and promotional material, provided that such Isaacs' Trademark Products comply with Exhibit A and Exhibit B.

      6. Nothing in this Agreement is intended to give * any right to approve or disapprove any aspect of the contents of any advertising other than as expressly set forth above and in Exhibit A and Exhibit B; provided, however, that ISAACS shall not use any advertising style or format which is or has been primarily associated with * advertising of its products other than those which are traditional or standard in the industry.

      7. ISAACS agrees to take reasonable steps to achieve compliance with this Exhibit D in advertising and promotions by retailers and other entities authorized by ISAACS including, but not limited to, providing such entities periodically with appropriate guidelines for use of the Isaacs' Marks consistent with this Agreement. However, acts of retailers and other entities which are beyond the control of ISAACS will not constitute a breach of this Agreement.


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                                 ATTACHMENT 1 TO
                                    EXHIBIT D

o     Exemplars of BOSS/I G Design.

      For all uses where the word "BOSS" is less than one inch (1"):

                                      (4:1)

                         1/2" 22(degrees) WIDE/CAPS 4-1


                                  (graphic logo)

                                                                          4/4/97

                     1/2" 22(degrees) NARROW/LOWER CASE 4-1



                                  (graphic logo)


                                                                          4/4/97

                         1/2" STRT.NARROW/LOWER CASE 4-1



                                  (graphic logo)


                                                                          4/4/97

                          1/2" STRAIGHT NARROW/CAPS 4-1



                                  (graphic logo)


                                                                          4/4/97

                        1/2" 22(degrees) NARROW/CAPS 4-1


                                  (graphic logo)



                                                                          4/4/97

                             1/2" STRT.WIDE/CAPS 4-1



                                  (graphic logo)


                                                                          4/4/97

                      1/2" 22(degrees) WIDE/LOWER CASE 4-1



                                  (graphic logo)


                                                                          4/4/97

                          1/2" STRT.WIDE/LOWER CASE 4-1



                                  (graphic logo)


                                                                          4/4/97

For all uses where the word "BOSS" is one inch (1") or larger:

                                     (5:1)

                          1" 22(degrees) WIDE/LOWER 5:1



                                  (graphic logo)


                                                                          4/4/97

                              1" STRT.WIDE/CAPS 5:1



                                  (graphic logo)


                                                                          4/4/97

                       1" STRT.(degree)WIDE/LOWER CASE 5:1


                                  (graphic logo)



                                                                          4/4/97

                           1" 22(degrees)WIDE/CAPS 5:1



                                  (graphic logo)


                                                                          4/4/97

                                                                     10.11(c)(5)

                                    EXHIBIT E
                                   ADVERTISING
                                   (    *    )

      1. In all print or Internet advertising for products listed in Exhibit B, Section I as modified by Exhibit B, Section II, whether by *, or by retailers, or by any other entity authorized by *, each and every page shall prominently feature the words "*", regardless of whether these words appear alone or in connection or combination with any other words.

      2. In all radio, television and motion picture advertising for products listed in Exhibit B, Section I as modified by Exhibit B, Section II, the first and last time the word "BOSS" is shown or mentioned, it shall include the phrase "*", regardless of whether these words appear alone or in connection or combination with any other words.

      3. Nothing in this Agreement is intended to give ISAACS any right to approve or disapprove any aspect of the contents of any advertising other than as set forth above; provided, however, that * shall not use any advertising style or format which is or has been primarily associated with ISAACS' advertising of Isaacs' Trademark Products, other than those which are traditional or standard in the industry.

      4. * agrees to take reasonable steps to achieve compliance with this Exhibit E in advertising and promotions by retailers and other entities authorized by * including, but not limited to, providing such entities periodically with appropriate guidelines for use of the words "*" consistent with this Agreement. However, acts of retailers and other entities which are beyond the control of * will not constitute a breach of this Agreement.

* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                                                                     10.11(c)(6)

                                   EXHIBIT F1

*


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

*



* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                                                                     10.11(c)(7)

                                   EXHIBIT F2

*



* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

*




* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

*




* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                                                            Exhibit D to 10.11


                        FOREIGN MANUFACTURING RIGHTS AGREEMENT

    THIS FOREIGN MANUFACTURING RIGHTS AGREEMENT ("Agreement") is entered into and effective as of the ____ day of ____________, 1997 ("Effective Date"), by and between * a Delaware corporation ("LICENSOR") and I. C. Isaacs & Company L.P. ("LICENSEE"), a Delaware limited partnership.

                               R E C I T A L S

    A. LICENSOR is the successor in interest of I. C. Isaacs & Company L.P. which is in turn, the successor-in-interest of Brookhurst, Inc., to certain trademark rights outside the United States (as defined below) including in the Territory, as defined below, in the word BOSS.

    B. LICENSEE desires to obtain a license to be able to cause others to manufacture such products in the Territory and LICENSOR is willing to license such trademarks to LICENSEE for such purpose in accordance with the terms hereof.

    C. In countries where necessary and appropriate, LICENSOR desires that LICENSEE be recorded as a registered user of the Marks (as hereinafter defined) in relation to the manufacture of the Licensed Products in the Territory.

    NOW, THEREFORE, in consideration of the mutual agreements set forth in this Agreement, the parties agree as follows:

1.  DEFINITIONS

         For purposes of this Agreement, the following terms shall have the meanings set forth below:

    a. "Mark" or "Marks" shall mean the trademarks BOSS and the stylized BOSS (as set forth on Exhibit A attached hereto) whether used alone or in combination with other words, phrases or designs, with the appearance and/or style of the said trademark in compliance with the provisions of Exhibit A.

    b.   *




* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

    c. "Licensed Product" or "Licensed Products" shall mean solely the products specified in Exhibit B attached hereto bearing Marks in compliance with Exhibit A.

    d. "Territory" or "Licensed Territory" shall mean any and all countries listed on Exhibit C.

    e. "United States" shall mean the United States of America, its territories, possessions and commonwealths, except Saipan and American Samoa. "United States" includes, without limitation, Puerto Rico.

    f.   *

    g.   *


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

2.  RIGHTS GRANTED

    a. LICENSEE acknowledges that LICENSOR owns, pursuant to that certain Foreign Boss Rights Acquisition Agreement between LICENSOR and LICENSEE dated September 30, any and all trademark rights relating to the word BOSS within the Licensed Territory that BROOKHURST transferred to LICENSEE pursuant to that certain Worldwide Rights Acquisition Agreement between LICENSEE, BROOKHURST and William Ott dated September 30, 1997. LICENSEE acknowledges that it does not own, or purport to own, any trademark rights relating to the word BOSS in the Licensed Territory. Unless specifically stated to the contrary, the provisions of this Agreement relate solely to use of the Marks within the Licensed Territory and are not intended to apply to LICENSEE'S activities in the United States.

    b. LICENSOR hereby grants to LICENSEE, and LICENSEE accepts, upon the terms and conditions set forth herein, a limited, nonexclusive right and license to use, and to cause and permit third-party manufacturers ("Designated Manufacturer(s)") to use, the Marks solely in connection with the manufacture of Licensed Products, labels, displays, and other materials used in connection with the Licensed Products within the Territory for sale solely to LICENSEE. The license and rights granted to LICENSEE under this Agreement are sometimes referred to herein as the "Licensed Rights."

    c. LICENSEE shall require that the Designated Manufacturer(s) perform all obligations ascribed to such Designated Manufacturer(s) under this Agreement, including but not limited to those obligations listed in Section 2.c. (i-xxii), and shall, within sixty (60) days of the effective date of this Agreement, require each Designated Manufacturer(s) to enter into a binding written agreement (whether by purchase order or otherwise) with LICENSEE, under which each such Designated Manufacturer(s) agrees to undertake the following obligations:

      *




* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

*



* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

*





* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

*



    f. Notwithstanding Section 2.b. above, LICENSEE may manufacture or cause others to manufacture the Licensed Products within the Licensed Territory subject to the terms and restrictions contained in this Section. The parties agree that they will amend Exhibit C to include countries listed in Exhibit C1 upon (or as soon thereafter as is practicable) the issuance to *, or its designee, in each such country, of trademark registration(s) for the word BOSS for use on products listed in Exhibit B, Section I, as modified by Section II; provided, however, that any such amendment shall conform to and be limited by the scope of any such trademark registration obtained. In those countries listed in Exhibit C1 where * presently has no trademark application(s) pending, LICENSOR agrees, upon the



* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

written request of LICENSEE, to cause * to make such application, and to take appropriate steps to prosecute such application and LICENSEE agrees to reimburse * for * of the costs, including attorney's fees and filing fees, of obtaining such registration. The parties agree that they will amend Exhibit C to include Exhibit C2 when the later of the following two events occurs (or as soon thereafter as is practicable): (1) the issuance to * or its designee, of trademark registrations for the word BOSS for use on products listed in Exhibit B, Section I, as modified by Section II, or (2) the resolution to the satisfaction of * of pending disputes among third parties. At any time after the execution of this Agreement, LICENSEE may notify LICENSOR of countries other than those referenced in Exhibits C, C1 and C2 in which LICENSEE desires to manufacture Licensed Products. LICENSOR shall consider such a request in good faith, and consistent with the principles incorporated above relating to the countries listed in Exhibit C. If LICENSOR agrees to any such request, LICENSOR and LICENSEE will either amend this Agreement, or execute a separate manufacturing rights agreement upon mutually agreeable terms as set forth above. The parties agree to execute individual Manufacturing Rights Agreements for any country on Exhibit C, if required by the laws or regulations of that country or to protect the Mark. LICENSEE shall only manufacture or cause others to manufacture Licensed Products in those countries identified in Exhibit C or any other country as may be later agreed upon pursuant to this section; provided, however, that nothing in this subsection 2.f. shall prevent LICENSEE from manufacturing goods in the United States pursuant to its own trademark rights.

    g. Notwithstanding Section 2.b. hereof, neither LICENSEE nor the Designated Manufacturer(s) shall have the right to use the Marks in the Licensed Territory in any manner that conflicts with the rights of any third party. For purposes of this Section 2.g., the term "third party" shall not include any natural person under control of LICENSOR, any entity owned by, controlled by, or affiliated with LICENSOR, any natural person or entity that owns or controls LICENSOR, or any entity with whom LICENSOR enters into an agreement relating to, or creating, the rights that conflict with LICENSEE'S rights hereunder. If the use of the Marks on any or all of the Licensed Products conflicts with the rights of any third party, or if a third party makes a bona fide claim alleging such a conflict, LICENSEE agrees to immediately terminate or modify such use in accordance with LICENSOR'S reasonable instructions, and LICENSEE shall have no right of damage or offset in connection with this Agreement. In the event LICENSEE fails to terminate or modify such use, as reasonably directed by LICENSOR, LICENSOR may terminate this Agreement under the provisions of Section 15 below as to such country in which the rights of the third party exists or with respect to which a bona fide claim has been made without limiting LICENSOR'S other rights and remedies hereunder or at law or in equity. *




* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

    h.   *

    i. LICENSOR shall obtain from * throughout the term of this Agreement a license of such of its rights (if any) relating to the manufacture of the Products under the Marks as it possesses in the Territory such that LICENSOR may sublicense said rights (if any) to LICENSEE to the extent described in the grant of rights set forth in Section 2.a. and .b. hereof, and LICENSOR hereby acknowledges that it is sublicensing said rights to LICENSEE under said Section 2.a. and .b.

    *

    *

3.  TRANSFER AND OWNERSHIP OF PROPERTY

    a. LICENSEE agrees that, during the term of this Agreement, it shall not use the Marks in the Territory in any manner other than as expressly set forth in this Agreement.

    b. LICENSEE agrees that LICENSOR is and shall be the sole owner of all items of Property. Subject to the express requirements of Exhibit A, Exhibit B and Exhibit C of this Agreement, the parties agree that LICENSOR shall have no right to prevent LICENSEE from using, during or after the term of this Agreement, any fabrics, styles, designs and colors that are standard or traditional in the industry or not primarily associated with the Licensed Rights.

    c. Following termination of this Agreement, LICENSEE agrees that it will terminate any and all use of the Marks in the Territory, except as otherwise expressly provided in this Agreement.



* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

4.  *




* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

    *






* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

*







* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

    *

5.  TERM

    a. This Agreement shall continue in full force and effect until December 31, 2001, when it shall terminate, unless renewed in accordance with the terms below, or unless terminated sooner in accordance with the terms and conditions set forth in this Agreement.

    b. LICENSEE may, at it sole option, renew this Agreement for a period of three (3) additional years commencing on January 1, 2002, and ending December 31, 2004, if LICENSEE provides written notice of its intention to extend by no later than June 30, 2001. LICENSEE may, at its sole option, extend the term of this Agreement for an additional three (3) year period commencing on January 1, 2005, and ending on December 31, 2007, if LICENSEE provides written notice of its intention to extend by no later than June 30, 2004.

    c. With respect to the limitations on the use of the Mark described in Exhibit A, LICENSEE shall begin to phase some of the limitations into its product line beginning with products produced by or for LICENSEE after January 1, 1998. Thereafter, * of the products bearing the Marks produced by or for LICENSEE during the period August 1, 1998 through December 31, 1998 (as measured by the number of styles) must comply therewith. LICENSEE agrees to use its reasonable efforts to ensure that * of its projected volume of such goods comply with the limitations described in Exhibit A. LICENSEE shall be in full compliance with Exhibit A for all products bearing the Marks produced on or after December 31, 1998 and for that season and thereafter may not manufacture or produce any products bearing the Marks which are not in full compliance with Exhibit A.

6.  LICENSE FEE AND ROYALTIES

    a. LICENSEE agrees to pay to LICENSOR a royalty on Licensed Products manufactured in the Territory by or on behalf of LICENSEE in accordance with Exhibit F attached hereto. *




* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

    b.   *

    c.   *

7.  *

    b. All payments required under this Agreement shall be in U.S. Dollars and made payable to the order of "*"

    *




* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

*

    d. LICENSEE acknowledges and agrees that any manner of payment other than that stated herein, or as required by law, including, without limitation, offsets, payment into an escrow account or to any other third party, shall constitute a material breach of this Agreement.

8.  BOOKS AND RECORDS

    a. LICENSEE shall keep complete and accurate records of all Licensed Products manufactured and of LICENSEE'S activities under this Agreement, and shall make the same readily available to LICENSOR and its agents and representatives at such reasonable times as LICENSOR may from time to time request for inspection, copying and extracting.

    b. Such books and records shall be kept in accordance with generally accepted accounting principles, consistently applied, and shall be retained by LICENSEE and *




* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

*


    d. No later than one hundred twenty (120) days after the close of LICENSEE's fiscal year, LICENSEE shall provide LICENSOR with its annual financial statements, audited or unaudited, prepared by an independent certified accountant. If unaudited, an officer of LICENSEE shall certify under penalty of perjury that the financial statements are true and correct, and have been prepared in accordance with generally accepted accounting principles, consistently applied.

    e. LICENSOR agrees that it will maintain in confidence those records of LICENSEE disclosed to LICENSOR pursuant to paragraphs 8.a., 8.c., and 8.d. above and any other oral or written confidential information about LICENSEE's business and product line disclosed to LICENSOR.

9.  LABELING

    LICENSEE agrees to use the proper trademark and copyright notices in connection with the Marks in the Territory. Upon the execution of this Agreement, LICENSEE shall no longer place orders in the Territory for Licensed Products bearing any prior trademark and copyright notice in connection with the Licensed Rights and will take reasonable steps to ensure that such goods are no longer manufactured in the Territory; provided, however, that LICENSEE shall not be required to remove prior trademark and copyright notices already affixed to such garments or to unreasonably disrupt work in progress; any other changes shall be subject to a reasonable phase-in period. Where appropriate, such notices shall appear in the screen for any screen-printed design, in the salvage of any fabric, in the neck label or waist label of any Licensed Products, and on any label or tag affixed to the Licensed Products or otherwise attached to the Licensed Products.

10. OWNERSHIP OF THE MARKS

    a. LICENSEE agrees that it has no right to ownership in the Marks in the Territory and, in furtherance thereof, hereby transfers and conveys all rights, title and interest, if any, in the Marks to *, and will not at any time represent or authorize a Designated Manufacturer(s) to represent that such manufacturer has any title or right of ownership in the Marks.

    b. LICENSEE agrees that nothing contained in this Agreement shall give to LICENSEE or the Designated Manufacturer(s) any right, title or interest in the Marks except the limited license granted to LICENSEE herein, that such Licensed Rights are the sole and exclusive property of LICENSOR and that all such uses by LICENSEE or the Designated Manufacturer(s) of the Licensed Rights shall inure only to the benefit of LICENSOR.


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

    c. LICENSEE agrees that it will not seek or obtain any registration of the Marks in any name or participate directly or indirectly in such registration without LICENSOR'S prior written permission. Subject solely to the rights and interest granted herein, LICENSEE further agrees and acknowledges that if it has obtained or obtains in the future, in the Territory, any right, title or interest in the Marks, or in any marks which are confusingly similar to the Licensed Rights, or in any other trademark or service mark owned by LICENSOR, that LICENSEE has acted or will act as an agent and for the benefit of LICENSOR for the limited purpose of obtaining such registrations in the name and on behalf of LICENSOR. LICENSEE further agrees to execute any and all instruments deemed by LICENSOR and/or its attorneys or representatives to be necessary to transfer such right, title or interest to LICENSOR.

    d. LICENSEE agrees not to take any action which may in any way impair LICENSOR's rights in and to the Marks, including, without limitation, challenging or opposing, or raising or allowing to be raised, either during the term of this Agreement or after its termination, on any grounds whatsoever, any questions concerning, or objections to, the validity of the Marks or LICENSOR'S rights therein, or any other trademarks or service marks owned by LICENSOR containing the word BOSS in any manner.

    e.   *

    f. LICENSEE acknowledges that materials related to this Agreement and uniquely and specifically associated with the Marks and/or the Licensed Products (collectively "Works"), whether developed solely by LICENSEE or jointly with others may qualify for copyright protection under applicable local laws. LICENSEE agrees that such Works are to be deemed as Works "made for hire" for the benefit of LICENSOR and that if such Works, by operation of law or otherwise, are not Works "made for Hire," LICENSEE agrees (i) to assign, and does hereby assign, to LICENSOR or its designee any and all of LICENSEE'S right, title and interest in the copyright in such Works throughout the world, and (ii) not to seek or obtain registration of such copyright in its own name.

    g.   *

11. INSURANCE

    *



* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

*


    b. LICENSEE shall provide to LICENSOR, within thirty (30) days of the Effective Date of this Agreement, a certificate showing proof that such policy of insurance is in effect. In no event shall LICENSEE manufacture, offer for sale, sell, advertise, promote, ship and/or distribute the Licensed Products prior to the receipt by LICENSOR of such certificate of insurance.

    c. LICENSEE agrees to give LICENSOR, or cause the insurer to give LICENSOR, as the case may be, thirty (30) days prior written notice of any reduction in limits or termination of such policy of insurance, or of any intention on the part of LICENSEE not to pay the premium thereof.

12. NON-TRANSFERABILITY OF RIGHTS

    a. LICENSEE shall not grant, assign, sublicense or otherwise convey or transfer any rights inuring to LICENSEE or any obligations or duties owed by LICENSEE to LICENSOR under this Agreement, without the prior written consent of LICENSOR, and any attempted transfer or assignment shall be null and void. LICENSOR shall consider in good faith any request for such consent and promptly notify LICENSEE of LICENSOR'S decision, said decision to be in LICENSOR's sole discretion. LICENSEE shall have the right to transfer or assign its rights under this Agreement to an affiliate of LICENSEE (i.e., an entity in control of, controlled by or under common control with LICENSEE), provided that any such transfer or assignment does not in any way diminish, extinguish, or adversely affect LICENSEE'S obligations to LICENSOR under this Agreement. Nothing in this Section 12 is intended to prevent LICENSEE, its partners or affiliates from offering and selling stock to the public. LICENSOR shall provide LICENSEE with written notice if LICENSOR intends to assign or transfer to any third party any of its rights or obligations under this Agreement.

    b.   *



* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

13. INDEPENDENT CONTRACTOR

    The parties hereby agree that LICENSEE is and shall be an independent contractor and that no agency (except as specified in Section 10.g.), joint venture or partnership is created by this Agreement. The legal relationship of any person or entity performing services for LICENSEE shall be one solely between such parties. Neither party shall incur any obligation in the name of the other party without the prior written consent of that party.

14. *


15. TERMINATION

    a. In the event LICENSEE commits any of the accelerating acts (defined at Section 15.f.) or fails to make payments required under Section 15.f., LICENSOR may terminate this Agreement in its entirety.

    b. LICENSOR may terminate this Agreement as it pertains to any country included in the Licensed Territory only upon any of the following events in that country:




* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

         *


    c. Termination shall be effective upon expiration of the applicable cure period, if any, and receipt of written notice from LICENSOR of such expiration. Upon any such termination, all of the rights and licenses granted hereunder shall terminate. Any such termination by LICENSOR shall be without prejudice to LICENSOR'S other rights and remedies for breach, including damages.

    d. If permitted under any applicable laws, including U.S. Bankruptcy laws, LICENSOR may terminate this Agreement immediately upon: (i) the insolvency of LICENSEE; (ii) the filing of a voluntary petition in bankruptcy for liquidation by LICENSEE; (iii) the filing of an involuntary petition in bankruptcy for liquidation against LICENSEE that is not vacated within one hundred




* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

twenty (120) days from the date of filing; (iv) the appointment of a receiver or trustee for LICENSEE, provided that such appointment is not vacated within one hundred twenty (120) days from the date of such appointment; or (v) the execution by LICENSEE of an assignment for the benefit of all creditors generally.

    e. LICENSEE shall notify LICENSOR of any change in ownership of more than *

         LICENSOR agrees that LICENSEE, its partners and affiliates, may offer and sell stock to the public and, subject to the provisions of this Section 15.e., nothing in this Agreement shall prevent or interfere with LICENSEE, or its partners or affiliates offering and selling stock to the public.

    f.   *




* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

*





* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

*


    g. Either party may, by written notice to the other, terminate this Agreement upon sale by LICENSEE of its United States trademark rights to BOSS to LICENSOR or any of its affiliates (including parents).

    h.   *

    i. LICENSEE shall have the option to terminate this Agreement at any time, upon providing LICENSOR with ninety (90) days written notice, if all of the following occur:*

    j. Notwithstanding any other provision of this Agreement, upon termination of this Agreement, LICENSEE (and its secured inventory lender), shall be entitled, subject to the terms and conditions of this Agreement, on a non-exclusive basis, for a period of nine (9) months from the date of termination, to complete manufacture of Licensed Products in progress on the date of termination, and to export, such completed products and any products in Licensee's inventory on the date of termination; provided, however, that such rights as are granted herein apply only to orders placed and goods manufactured in the ordinary course of LICENSEE's business. After



* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

the expiration of such nine (9) month period, LICENSEE shall completely remove the marks from any products not manufactured before the expiration of such nine (9) month period.

16. RESULTS OF TERMINATION

*




* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

17. *

18. *




* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

19. NOTICES

    All notices, requests or other communications required or permitted hereunder shall be given or made in writing and shall be (i) delivered personally (including commercial carrier), (ii) sent by registered or certified airmail, return receipt requested, postage prepaid or (iii) sent by telecopier, addressed to the party to whom they are directed at the following addresses, or at such other address as may from time to time be designated by such party to the others in accordance with this Section 19:

    If to LICENSOR, to:

         *



         *



    With a copy to:

         Coudert Brothers
         1627 I Street, N.W.
         Washington, D.C.  20006
         Attention:  Wendy L. Addiss, Esq.
         Telecopier:  202/775-1168

    and

         Howrey & Simon
         1299 Pennsylvania Avenue, N.W.
         Washington, D.C.  20006
         Attention:  Robert M. Bruskin, Esq.
         Telecopier:  202/383-6610




* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

    If to LICENSEE, to:

         I. C. Isaacs & Company L.P.
         3840 Bank Street
         Baltimore, Maryland  21224
         Attention:  President and Co-Chief Executive Officer
         Telecopier:  410/558-2096

         I. C. Isaacs & Company L.P.
         350 Fifth Avenue
         Suite 1029
         New York, New York  10118
         Attention:  Chairman and Co-Chief Executive Officer
         Telecopier:  212/695-7579

    With a copy to:

         Piper & Marbury L.L.P.
         Charles Center South
         36 South Charles Street
         Baltimore, Maryland  21201-3010
         Attention: Robert J. Mathias, Esq.
         Telecopier:  410/576-1064

    Any notice, request or other communications shall be deemed to have been given and to be effective upon receipt or refusal by the addressee. Any party may change its address for notices hereunder, effective upon giving of notice of such change hereunder to the other parties.

20.*

* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

    *





21. *




22. BINDING EFFECT

    This Agreement shall be binding on the parties, their parents, subsidiaries, successors and assigns (if any), and they each warrant that the undersigned are authorized to execute this Agreement on behalf of the respective parties.

23. *



* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

*





24. GENERAL PROVISIONS

    a. No waiver or modification of any of the terms or provisions of this Agreement shall be valid unless contained in a written document signed by both parties. No course of conduct of dealing between the parties shall act as a waiver of any provision of this Agreement.

    b. This Agreement, including the entirety of Exhibits A through H1 attached hereto, contains the entire understanding of the parties as to the subject matter herein, and there are no representations, warranties, promises or undertakings other than those contained herein. This Agreement supersedes and cancels all previous agreements between the parties hereto. This Agreement shall be construed against both parties equally, regardless of the party that drafted it. *




    c. If any provision of this Agreement shall be held to be void or unenforceable, such provision will be treated as severable, leaving valid the remainder of this Agreement.

    *



    e. The parties agree to execute promptly any documents necessary to effectuate the purpose and intent of this Agreement.



* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

    f. Captions and paragraph headings used in this Agreement are for convenience only and are not a part of this Agreement and shall not be used in interpreting or construing it.

    g. This Agreement may be executed in any number of duplicate counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

25. *



* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

party to pay some or all of the costs and expenses, including legal fees, incurred by the other party.

26. *

    IN WITNESS WHEREOF, the parties agree that this Agreement shall take effect as of the date first written above.

                        *


                        By: __________________________________
                             Name:
                             Title:


                        By: ___________________________________
                             Name:
                             Title:

                        *



                        By: ___________________________________
                             Name:
                             Title:


                        By: ____________________________________
                             Name:
                             Title:




* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                        I.C. ISAACS & COMPANY L.P., a Delaware
                          limited partnership

                        By:  I.G. DESIGN, INC., a Delaware
                             corporation, its general partner



                        By: ________________________________________
                             Name: Robert J. Arnot
                             Title: Chairman and Co-Chief
                                  Executive Officer

                        By: ________________________________________
                             Name: Gerald W. Lear
                             Title: President and Co-Chief
                                  Executive Officer

                     FOREIGN MANUFACTURING RIGHTS AGREEMENT

                                   LIST OF EXHIBITS


Exhibit A:    Specifications and limitations on LICENSEE's use of the Marks

Exhibit B:    List of products on which LICENSEE is permitted to use the Marks

Exhibit C:    List of countries

Exhibit C1:   List of pending/not filed countries

Exhibit C2:   List of special circumstances

Exhibit D:    List of LICENSOR Agreements

Exhibit E:    Prohibited stitching designs

Exhibit F:    Royalty payment schedule

Exhibit F1:   Minimum Territory Net Sale schedule

Exhibit F2:   Royalty calculation sheet

Exhibit G:    Customs letter

Exhibit H:    *

Exhibit H1:   *




* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                                      EXHIBIT A


                                     ISAACS MARKS

                                         BOSS



                            ("The Microgramma Typestyle")



                                        [LOGO]

    In using these Marks on Licensed Products, LICENSEE will comply with the following:

*





* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

*




* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

*


    7. LICENSEE shall not use words which indicate that its product is the only or first BOSS product, e.g., "authentic," "genuine" or "original," except that LICENSEE may use such words to directly modify the phrase "I G Design" (or such other name as LICENSOR approves).

    8. LICENSEE shall not use the terms * or any other words that are similar in sound, sight or meaning, as exemplified in Attachment 8 to this Exhibit A. The parties agree that LICENSEE may use the phrases "U.S.A." and "United States" on Licensed Products, including in graphic depictions with or near the Marks; provided, however, that such words are not incorporated into a corporate identity, brand, or product extension logo with the word "BOSS." In addition, LICENSOR, by itself or on behalf of * or LICENSEE may, from time to time, submit to each other exemplars of logos, designs or decorative motifs which they are using or plan to use in the next selling season, provided that such logos, designs, or decorative motifs shall not have been used by the other party. The party so notified shall not use any such logos, designs or decorative motifs, or anything similar to them in the following selling season, without the other party's written permission; provided, however, that either party may use logos, designs or decorative motifs that are standard in the industry. Notwithstanding the foregoing, LICENSEE shall not use any design or decorative motif similar to the BOSS SPORT patch shown in Attachment 9 to Exhibit A.

    9. For purposes of this Agreement, "Polo shirt" shall mean a pullover shirt for sportswear that is made of knitted fabric and has short or long sleeves and a turnover collar or a round banded collar and placket. In addition to all other rules herein applicable to tops, LICENSEE may use the word "BOSS" by itself on the exterior of polo shirts only in accordance with the following:

*

* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

*


   10. Prior to use, LICENSEE may submit to LICENSOR for approval typestyles other than the Microgramma for the word "BOSS", provided those typestyles are less similar to the typestyles used by the LICENSOR than the Microgramma typestyle used by LICENSEE. LICENSEE shall not use any such typestyle unless LICENSOR *.


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                                  ATTACHMENT 1
                                  TO EXHIBIT A

o Exemplars of interior and exterior permanent/temporary labels, tags, etc. with acceptable "BOSS by I G Design."

                       BMA-1368 -- info tag [Graphic Logo]






                        THESE EXAMPLARS DO NOT SUPERSEDE
                      THE RATIO REQUIREMENTS AS OTHERWISE
                          PROVIDED BY THIS EXHIBIT A

                           BMA-1241R -- [Graphic Logo]






                        THESE EXAMPLARS DO NOT SUPERSEDE
                      THE RATIO REQUIREMENTS AS OTHERWISE
                          PROVIDED BY THIS EXHIBIT A

                            Jr. Hang Tag/BJ-537W


                                    FRONT

                                [Graphic Logo]



                                 22 DEG. ANGLE
                                 6 TO 1 RATIO


                        THESE EXAMPLARS DO NOT SUPERSEDE
                      THE RATIO REQUIREMENTS AS OTHERWISE
                          PROVIDED BY THIS EXHIBIT A

                            BMA-458 -- [Graphic Logo]






                        THESE EXAMPLARS DO NOT SUPERSEDE
                      THE RATIO REQUIREMENTS AS OTHERWISE
                          PROVIDED BY THIS EXHIBIT A

                             Jr. Hang Tag/BJ-537


                                     BACK

                                [Graphic Logo]



                                 22 DEG. ANGLE
                                 6 TO 1 RATIO


                        THESE EXAMPLARS DO NOT SUPERSEDE
                      THE RATIO REQUIREMENTS AS OTHERWISE
                          PROVIDED BY THIS EXHIBIT A

                                [Graphic Logo]


                                   BMA-1242




                                 22 DEG. ANGLE
                                 6 TO 1 RATIO


                        THESE EXAMPLARS DO NOT SUPERSEDE
                      THE RATIO REQUIREMENTS AS OTHERWISE
                          PROVIDED BY THIS EXHIBIT A

                            [Graphic Logo] -- Shirt

                            [Graphic Logo] -- Shirt

                            [Graphic Logo] -- Shirt

                                 [Graphic Logo]

                                 [Graphic Logo]

                                  ATTACHMENT 2
                                  TO EXHIBIT A

o     Exemplars of acceptable graphic environments.

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                             [Graphic Logo] -- Jeans

                             [Graphic Logo] -- Jeans

                             [Graphic Logo] -- Jeans

                             [Graphic Logo] -- Jeans

                             [Graphic Logo]

                             [Graphic Logo] -- Shirt

                                 [Graphic Logo]

                                 [Graphic Logo]

                             [Graphic Logo] -- Shirt

                             [Graphic Logo] -- Shirt

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                             [Graphic Logo] -- Shirt

                                 [Graphic Logo]

                                 [Graphic Logo]

                             [Graphic Logo] -- Shirt

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

o     Exemplars of unacceptable graphic environments

                                 [Graphic Logo]

                             [Graphic Logo]

                             [Graphic Logo]

                             [Graphic Logo] -- Shirt

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                             [Graphic Logo] -- Jeans

                             [Graphic Logo] -- Shirt

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                             [Graphic Logo] -- Shirt

                             [Graphic Logo] -- Shirt

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                  ATTACHMENT 3
                                  TO EXHIBIT A

o     Exemplars of acceptable distorted letters.

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                             [Graphic Logo] -- Jeans

                             [Graphic Logo] -- Jeans

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                  ATTACHMENT 4
                                  TO EXHIBIT A

o     Exemplars of 24(degree) slant.

                                 [Graphic Logo]

                                  ATTACHMENT 5
                                  TO EXHIBIT A

o     Exemplars of 22(degree) slant.

                                 [Graphic Logo]

                                  ATTACHMENT 6A
                                  TO EXHIBIT A

o     Exemplars of vertical alignment.

                             [Graphic Logo] -- Shirt

                             [Graphic Logo] -- Shirt

                             [Graphic Logo] -- Jeans

                             [Graphic Logo] -- Shirt

                             [Graphic Logo] -- Shirt

                             [Graphic Logo] -- Shirt

                             [Graphic Logo] -- Shirt

                             [Graphic Logo] -- Shirt

                             [Graphic Logo] -- Jeans

                             [Graphic Logo] -- Jeans

                             [Graphic Logo] -- Shirt

                                 [Graphic Logo]

                             [Graphic Logo] -- Jeans

                                 [Graphic Logo]

                                  ATTACHMENT 6B
                                  TO EXHIBIT A

o     Exemplars of 19(degree) slant.

                                 [Graphic Logo]

                                  ATTACHMENT 7A
                                  TO EXHIBIT A

o     Exemplars of acceptable vertical BOSS logos.

                             [Graphic Logo] -- Shirt

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                  ATTACHMENT 7B
                                  TO EXHIBIT A

o     Exemplars of unacceptable vertical BOSS logos.

                                 [Graphic Logo]

                                  ATTACHMENT 8
                                  TO EXHIBIT A

o     Exemplars of forbidden words.

      *





* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                                  ATTACHMENT 9
                                  TO EXHIBIT A

o     The BOSS Sport Patch

                             [Graphic Logo]--Shirt

                                 [Graphic Logo]

                                  ATTACHMENT 10
                                  TO EXHIBIT A

o Exemplars of acceptable coloration for "BOSS by I G Design" on polo shirts.

                             [Graphic Logo] -- Shirt

                             [Graphic Logo] -- Shirt

                             [Graphic Logo] -- Shirt

                             [Graphic Logo] -- Shirt

                             [Graphic Logo] -- Shirt

                             [Graphic Logo] -- Shirt

                             [Graphic Logo] -- Shirt

                             [Graphic Logo] -- Shirt

o Exemplar of unacceptable coloration for "BOSS by I G Design" on polo shirts.

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                  ATTACHMENT 11
                                  TO EXHIBIT A

o     Exemplar of acceptable shirts under Exhibit A, Section 9.a.

                                [Graphic shirts]

                            [Graphic Logo] -- Shirts

                            [Graphic Logo] -- Shirts

                                [Graphic shirts]

                            [Graphic Logo] -- Shirts

                            [Graphic Logo] -- Shirts

o     Exemplar of acceptable shirts under Exhibit A, Section 9.b.

                            [Graphic Logo] -- Shirts

                                [Graphic shirts]

                            [Graphic Logo] -- Shirts

                            [Graphic Logo] -- Shirts

o     Exemplar of acceptable shirts under Exhibit A, Section 9.c.

                                [Graphic shirts]

                            [Graphic Logo] -- Shirts

                            [Graphic Logo] -- Shirts

                                [Graphic shirts]

                            [Graphic Logo] -- Shirts

                            [Graphic Logo] -- Shirts

                            [Graphic Logo] -- Shirts

                            [Graphic Logo] -- Shirts

                                                                     10.11(d)(2)

                                    EXHIBIT B

I.   LICENSED PRODUCTS

A.   Men's Apparel

     1. Sportswear and Activewear. All sportswear and activewear clothing other than the exclusions listed below. All fabrications may be used.

     2. Outerwear. All jackets, coats, vests, capes and ponchos other than the exclusions listed below. Such outerwear garments may be reversible, lined, unlined, filled and/or fabric treated (waterproofed, coated, etc.) and may have detachable sleeves, hoods and/or interlinings. Lengths of such garments shall be 22" to 60". All fabrications may be used except fur (except as trim) and leather (except as trim).

     3.   Headwear. All sports hats, visors and caps.

     4.   Swimwear. All types of swimwear.

     5. Jogging Suits. All types of warm-ups and jogging suits of any fabrication.

     6. Belts. Belts bearing the Mark provided that such belts shall be sold only as part of a Bottom and shall not be made out of leather.

B.   Women's Apparel

     1. Sportswear and Activewear. All sportswear and activewear clothing for juniors, contemporary, misses and large sizes other than the exclusions listed below. All fabrications may be used.

     2. Outerwear. All jackets, coats, vests, capes and ponchos other than the exclusions listed below. Such outerwear garments may be reversible, lined, unlined, filled and/or fabric treated (waterproofed, coated, etc.) and may have detachable sleeves, hoods and/or interlinings. Lengths of such garments shall be 22" to 60". All fabrications may be used except fur (except as trim) and leather (except as trim).

     3.   Headwear. All sports hats, visors and caps.

     4.   Swimwear. All types of swimwear.

     5. Jogging Suits. All types of warm-ups and jogging suits of any fabrication.

     6. Belts. All belts bearing the Mark provided that such belts shall be sold only as part of a Bottom and shall not be made out of leather.

     7. Other. Women's knit garments to be worn on the upper torso that are either snapped or fixed through the crotch and the top portion of which may be a halter, shoulder strap, short sleeve or long sleeve.

C.   Children's Apparel

     1. Children's Sportswear and Activewear. All sportswear and activewear clothing other than the exclusions listed below. All fabrications may be used.

     2. Outerwear. All jackets, coats, vests, capes and ponchos other than the exclusions listed below. Such outerwear garments may be reversible, lined, unlined, filled and/or fabric treated (waterproofed, coated, etc.) and may have detachable sleeves, hoods and/or interlinings. All fabrications may be used except fur (except as trim) and leather (except as trim).

     3.   Headwear. All sports hats, visors and caps.

     4.   Swimwear. All types of swimwear.

     5 Jogging Suits. All types of warm-ups and jogging suits of any fabrication.

     6. Belts. All belts bearing the Mark provided that such belts shall be sold only as part of a Bottom and shall not be made out of leather.

D.   Other

          All apparel, including uniforms and work clothes, which is intended to be worn solely and exclusively while persons are performing the normal duties of their employment.

II.  PRODUCTS BEARING A BOSS MARK THAT ISAACS SHALL NOT MANUFACTURE

     A. Notwithstanding the foregoing, the parties agree that Licensed Products do not include any of the following men's, women's or children's apparel:

          1. All styles of tailored clothing, furnishings and accessories, including but not limited to tuxedos, gowns and evening wear, sportcoats, blazers, jackets, suits, dress pants, career apparel including blouses, skirts and dresses, raincoats, top coats, dress shirts, ties, dress vests, hosiery (including but not limited to socks, stockings and hose), and leather belts.

          2. All types of leather clothing (although leather trim may be used on all products listed in Section 1);

          3. All styles of shoes and other footwear.

          4. Clothing designed and sold for the primary purpose of engaging in golf, tennis, skiing, motor sports, windsurfing or sailing.

          5. Except as described in Exhibit B Section I.B.7. above, bodywear, including but not limited to underwear (including tee shirts intended to be worn as underwear); loungewear and intimate apparel; and sleepwear and robes.

     B. Unless otherwise agreed to by the parties, Licensed Products shall not include any non-apparel products of any kind.

                                                                  10.11(d)(3)(a)

                                    EXHIBIT C

                     OVERSEAS MANUFACTURING RIGHTS GRANTED

                                       *



* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                                                                  10.11(d)(3)(b)

                                   EXHIBIT C1


*






* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                                                                  10.11(d)(3)(c)

                                   EXHIBIT C2

*


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                                                                     10.11(d)(4)

                                    EXHIBIT D

             List of LICENSOR Agreements pursuant to Paragraph 2.h.

*






* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                                                                     10.11(d)(5)

                                    EXHIBIT E

o    Prohibited stitching designs.

                             [PHOTOGRAPH OF JEANS]

                                [GRAPHIC OMITTED]

                                                                       EXHIBIT A

Int. Cl.: 25

Prior U.S. Cl.: 39

                                                              Reg. No. 1,139,254
United States Patent and Trademark Office                Registered Sep. 2, 1980
--------------------------------------------------------------------------------

                                    TRADEMARK
                               Principal Register

                                [GRAPHIC OMITTED]

Levi Strauss & Co. (Delaware corporation)      For: PANTS, JACKETS, DRESSES AND
Two Embarcadero Cir.                         SHORTS, in CLASS 25 (U.S. CL. 39).
San Francisco, Calif. 94106                    First use 1873: in commerce 1873
                                               Owner of U.S. Reg. No. 404 248

                                              Reg. No. 169,399
                                              Filed May 8, 1972

                                               M.I. LEAHY, Primary Examiner

                                                                  10.11(d)(6)(a)

                                    EXHIBIT F
                                ROYALTY PAYMENTS

LICENSEE shall pay to LICENSOR a royalty as follows:

     A. For years 1-4:

      1. Base Royalty: For years 1-4 of this Agreement on the first $32,000,000 of Territory Net Sales: Twelve and One Half Percent (12.5%), provided, however, that should LICENSEE prepay the Secured Limited Recourse Promissory Note between the parties, base royalties on the remaining portion of the first $32,000,000 Territory Net Sales made after such prepayment shall be at sixteen percent (16%).(1)

      2. Additional Royalty: For all Territory Net Sales above $83,999,999, a royalty based on the following percentages:

  Territory Net Sales Level achieved by LICENSEE   Additional Royalty Percentage
  ----------------------------------------------   -----------------------------
                                                             YEARS 1-2(2)
                                                             ------------

            $84,000,000-105,249,999                               5%
            105,250,000-157,999,999                               0%
                 158,000,000 and up                               4%
----------

      (1) If the Effective Date of this Agreement is prior to January 1, 1998, LICENSEE shall also pay a base royalty in accordance with this Exhibit prorated by the number of days in 1997 this Agreement is in effect, such royalty payment due on January 31, 1998.

      (2) The additional royalty payment to LICENSOR for 1998 shall be calculated by applying the royalty payment schedule to the sum of LICENSEE's Territory Net Sales for the last quarter of calendar year 1997 and the full calendar year 1998.

B.

                                        *



* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

*



* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                                                                  10.11(d)(6)(b)

                                   EXHIBIT F1
                           Minimum Territory Net Sales

          Contract Year                             Minimum Territory Net Sales

              1998                                         $ 32,000,000
              1999                                         $ 32,000,000
              2000                                         $ 32,000,000
              2001                                         $ 32,000,000

   Optional Term (1st Extension)

              2002
                                                           $ 20,000,000
              2003                                         $ 16,000,000
              2004                                         $ 16,000,000

   Optional Term (2nd Extension)

              2005
                                                           $ 16,000,000
              2006                                         $ 16,000,000
              2007                                         $ 16,000,000

                                                                  10.11(d)(6)(c)

                                   EXHIBIT F2
                      CALCULATION OF ANNUAL ROYALTY PAYMENT
                                  CONTRACT YEAR

                                        *

Remittance Enclosed:
Check No. ___________________

      THE UNDERSIGNED, being the ____________________ of I.C. Isaacs & Company L.P., hereby certifies pursuant to Section _____ of the Agreement dated __________, 1997, by and between ___________ and I.C. Isaacs & Company L.P., that the information continued in the attached Verification of Licensed Products Sold is true and correct in all material respects as of the date hereof.


SIGNED:
       -------------------------
NAME:
       -------------------------
Title:
       -------------------------
Date:
       -------------------------



* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                    For the period: January 1 to December 31.
--------------------------------------------------------------------------------
                                                                  ANNUAL
               ITEM                    QUANTITY SOLD          SALES FIGURE (#)
--------------------------------------------------------------------------------
Pants, including        Men        _____________________   _____________________
slacks & trousers       Women      _____________________   _____________________
                        Children   _____________________   _____________________
--------------------------------------------------------------------------------
Jeans without belts     Men        _____________________   _____________________
                        Women      _____________________   _____________________
                        Children   _____________________   _____________________
--------------------------------------------------------------------------------
Jeans with belts        Men        _____________________   _____________________
                        Women      _____________________   _____________________
                        Children   _____________________   _____________________
--------------------------------------------------------------------------------
Shorts, including       Men        _____________________   _____________________
shortalls               Women      _____________________   _____________________
                        Children   _____________________   _____________________
--------------------------------------------------------------------------------
Jean Shorts             Men        _____________________   _____________________
                        Women      _____________________   _____________________
                        Children   _____________________   _____________________
--------------------------------------------------------------------------------
Sweatpants              Men        _____________________   _____________________
                        Women      _____________________   _____________________
                        Children   _____________________   _____________________
--------------------------------------------------------------------------------
Overalls                Men        _____________________   _____________________
                        Women      _____________________   _____________________
                        Children   _____________________   _____________________
--------------------------------------------------------------------------------
T-Shirts                Men        _____________________   _____________________
                        Women      _____________________   _____________________
                        Children   _____________________   _____________________
--------------------------------------------------------------------------------
Polo Shirts             Men        _____________________   _____________________
                        Women      _____________________   _____________________
                        Children   _____________________   _____________________
--------------------------------------------------------------------------------
Tanktops                Men        _____________________   _____________________
                        Women      _____________________   _____________________
                        Children   _____________________   _____________________
--------------------------------------------------------------------------------
Sweatshirts             Men        _____________________   _____________________
                        Women      _____________________   _____________________
                        Children   _____________________   _____________________
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
All other shirts,       Men        _____________________   _____________________
including knit and      Women      _____________________   _____________________
woven sportshirts,      Children   _____________________   _____________________
tunics, smocks,
beach cover-ups and
pullover style shirts
--------------------------------------------------------------------------------
Sweaters, including     Men        _____________________   _____________________
pullover style          Women      _____________________   _____________________
                        Children   _____________________   _____________________
--------------------------------------------------------------------------------
Warm-up sets and        Men        _____________________   _____________________
Jogging Suits           Women      _____________________   _____________________
                        Children   _____________________   _____________________
--------------------------------------------------------------------------------
Jumpsuits               Men        _____________________   _____________________
                        Women      _____________________   _____________________
                        Children   _____________________   _____________________
--------------------------------------------------------------------------------
Jackets, including      Men        _____________________   _____________________
blousons and parkas     Women      _____________________   _____________________
                        Children   _____________________   _____________________
--------------------------------------------------------------------------------
Denim Jackets           Men        _____________________   _____________________
                        Women      _____________________   _____________________
                        Children   _____________________   _____________________
--------------------------------------------------------------------------------
Vests                   Men        _____________________   _____________________
                        Women      _____________________   _____________________
                        Children   _____________________   _____________________
--------------------------------------------------------------------------------
Coats, including        Men        _____________________   _____________________
short coats             Women      _____________________   _____________________
                        Children   _____________________   _____________________
--------------------------------------------------------------------------------
Rainwear                Men        _____________________   _____________________
                        Women      _____________________   _____________________
                        Children   _____________________   _____________________
--------------------------------------------------------------------------------
Swimwear,               Men        _____________________   _____________________
including swimtanks     Women      _____________________   _____________________
and bathing suits       Children   _____________________   _____________________
--------------------------------------------------------------------------------
Sports hats,            Men        _____________________   _____________________
including caps          Women      _____________________   _____________________
                        Children   _____________________   _____________________
--------------------------------------------------------------------------------
Sports visors,          Men        _____________________   _____________________
including sports        Women      _____________________   _____________________
headbands               Children   _____________________   _____________________
--------------------------------------------------------------------------------

                                                                     10.11(d)(7)

                                    EXHIBIT G
                                 Customs Letter

TO WHOM IT MAY CONCERN:

      I.C. Isaacs & Company L.P. trading as "Boss by I G Design," markets and distributes "BOSS" branded clothing in the United States of America pursuant to its trademark rights in the USA. *, a wholly-owned subsidiary of *, has authorized I.C. Isaacs & Company L.P. pursuant to a Manufacturing Rights Agreement dated as of ____________ to manufacture "BOSS" branded sportswear in ________________ for export to the USA only. Therefore, shipments of such "BOSS" branded clothing from ________________ co-signed to I.C. Isaacs & Company L.P. for ultimate shipment to the USA are under authority from * and *.

     *

                                                By:
                                                   -----------------------------

                                                   -----------------------------
                                                   Officer of General Partner

ATTENTION: ONLY THE ORIGINAL; EXECUTED VERSION OF THIS LETTER IS VALID, NO COPIES ARE ACCEPTABLE, AND THE ORIGINAL IS VALID FOR ONLY ONE YEAR FROM THE DATE OF THIS LETTER.


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                                                          EXHIBIT 10.11(d)(8)(a)

                                    EXHIBIT H

*

* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

*






* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                                                          EXHIBIT 10.11(d)(8)(b)

                                   EXHIBIT H1

*


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

            *


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                                                           Exhibit E to 10.11

                                                               EXHIBIT E/FRA

                                   OPTION AGREEMENT


    THIS OPTION AGREEMENT is entered into as of this ___ day of September, l997 by and between *, a corporation organized and existing under the laws of Delaware ("Buyer") and I.C. ISAACS & COMPANY L.P., a limited partnership organized and existing under the laws of the State of Delaware ("Seller").

    WHEREAS, simultaneously with the execution of this Option Agreement, Buyer is lending to Seller funds in the amount of *, which indebtedness of Seller to Buyer is evidenced in a Secured Limited Recourse Promissory Note of Seller of even date herewith (the "Note"), which funds are to be used by Seller to purchase certain trademark rights and related assets from Brookhurst, Inc. ("Brookhurst") referred to as the "Trademark Assets" in that certain Worldwide Rights Acquisition Agreement dated September __, l997 by and among Seller, Brookhurst and William Ott (the "Acquisition Agreement");

    WHEREAS, simultaneously herewith, Buyer has purchased from Seller all of Seller's right, title and interest outside of the United States of America and its territories and possessions in and to all "BOSS" trademarks and other proprietary interests, if any, related thereto, together with the good will related thereto;

    WHEREAS, Buyer wishes to acquire an option to purchase from Seller all of the remaining Trademark Assets of Seller and all rights of Seller under the Acquisition Agreement and the Escrow Agreement referred to therein, subject to all obligations of Seller thereunder,




* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

and Seller is willing to grant such option on the terms and subject to the conditions hereinafter set forth;

    NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

                                      ARTICLE I

                                   GRANT OF OPTION

    1.1 Grant of Option. Upon the terms and subject to the conditions hereinafter set forth, Seller hereby grants to Buyer the right and option (the "Option") to purchase (i) all of the Trademark Assets and all rights relating to, or derived from, the Trademark Assets not already acquired by Buyer, and
(ii) all rights of Seller under the Acquisition Agreement, including, without limitation, all rights of Seller under the Escrow Agreement referred to therein, (the "Option Assets"). In the event the Option is exercised, the Option Assets shall be sold free and clear of all pledges, security interests, mortgages and liens (other than the lien of Buyer established pursuant to the Note and any liens on the Option Assets which existed prior to the acquisition of the Trademark Assets by Seller from Brookhurst) (collectively, "Encumbrances") subject to the obligations of Seller arising from and after the Closing (as hereinafter defined) under the Assumed Agreements (as defined in the Acquisition Agreement) solely insofar as they relate to the use of the Option Assets after Closing.

    1.2  Timing and Exercise Procedure.     (a)    The Option may be exercised:

         (i) At any time during the period commencing on the ninth anniversary of the date hereof and ending on December 31, 2007; or

         (ii) Prior to the ninth anniversary of the date hereof on or after such date as (x) Seller shall have been in substantial material breach of any of Section 2.a, 2.b, 3.b., or 7.a. of the Concurrent Use Agreement by and between Seller and *, which breach has not been is not cured within thirty (30) days after the date of written notice by Buyer to Seller of such breach; (y) an "Event of Default" shall have occurred under the Note, or (z) the Foreign Manufacturing Rights Agreement of even date herewith by and between Buyer and Seller (the "Manufacturing Rights Agreement") shall terminate for any reason;

(in either case, the "Exercise Period"). The Option may be exercised by written notice given by Buyer to Seller (an "Option Notice") at any time during the Exercise Period, which written notice shall be given in accordance with the notice provision of this Option Agreement.

    *


    1.3 Exercise Price. In consideration for the sale of the Option Assets, Buyer agrees to pay to Seller the amount of *




* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

*

    1.4 Closing. The closing of the purchase of the Option Assets (the "Closing") shall take place, in the event the Option is exercised pursuant to
Section 1.2(a)(i), on December 31, 2007 or, in the event of exercise pursuant to
Section 1.2(ii) or the exercise of the Put Option pursuant to Section 1.2 (b) on the date thirty (30) days after the Exercise Date (the "Closing Date") at the offices of Coudert Brothers, 1114 Avenue of the Americas, New York, New York at 10:00 a.m. local time or at such other time and place mutually agreed to by the parties. At the Closing the parties shall exchange the various closing documents referred to in Article II of this Option Agreement.

                                      ARTICLE II

                                  CLOSING DELIVERIES

    2.1 Deliveries to be Made by Seller. On the Closing Date, Seller shall have executed and delivered to Buyer the following:

         (a) executed trademark assignments in forms reasonably acceptable to Buyer and Seller transferring all trademarks (and other proprietary interests related thereto, if any,) including the good will related thereto, constituting or relating to Option Assets (the "Trademarks") to Buyer;

         (b) possession of (i) an original of each of Seller's trademark registrations then currently in effect and constituting Option Assets (except that a copy of Seller's California state




* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

registration may be delivered) and (ii) Seller's original trademark application and registration files relating to the Option Assets including, for example, letters or other materials from each of Seller's domestic trademark counsel showing deadlines for trademark office actions to the extent in Seller's possession, custody or control;

         (c) appropriate original instruments of consent or waiver executed by third parties whose consent or waiver is required to consummate the transactions contemplated hereby;

         (d) an executed agreement of assignment and assumption of Assumed Agreements (the "Assumption Agreement") in a form reasonably acceptable to Buyer and Seller; and

         (e) such other instruments and documents as may be elsewhere herein required.

    2.2 Deliveries To Be Made by Buyer. On the Closing Date, Buyer shall have executed and delivered to Seller the following:

         (a) the payment provided for in Section 1.3(a), which payment may be satisfied by offset against principal amounts owing to Buyer under the Note; and

         (b)  the Assumption Agreement.

                                     ARTICLE III

                       REPRESENTATIONS AND WARRANTIES OF SELLER

    Seller hereby represents and warrants to Buyer as follows:

    3.1 Organization and Good Standing of the Seller. Seller is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware.

    3.2 Authority; Execution. Seller has all the requisite power and authority, corporate and otherwise, to execute, deliver and perform its obligations under this Option Agreement. The execution and delivery of this Option Agreement, and each of the other instruments of transfer, conveyance and assignment to be delivered hereunder, have been duly and validly authorized by all necessary corporate and other action on the part of Seller, and this Option Agreement has been and each of such other instruments to be delivered hereunder will be duly executed by Seller. This Option Agreement constitutes the valid and binding agreement of Seller, enforceable against Seller in accordance with its respective terms.

    3.3  Breach of Statute or Contract.
         (a) The execution, delivery and performance of this Option Agreement by Seller and the consummation of the transactions contemplated hereby will not: (i) violate or conflict with any provision of the charter documents or by-laws of Seller; (ii) violate or conflict with, result in the breach or termination of or otherwise give any other contracting party the right to terminate, or constitute a default (or an event which, with the lapse of time, or the giving of notice, or both, will constitute a default) under, any contract or other instrument to which Seller is a party and which relate to the Option Assets or by which Seller is bound, or result in the creation of any Encumbrance upon any of the Option Assets pursuant to the terms of any such contract or instrument, or (iii) violate or conflict with any judgment, order, writ, injunction or decree of any court or governmental body of any jurisdiction applicable to Seller (excluding any judgments, orders, writs, injunctions or decrees in any actions or proceedings involving * or its affiliates) or, to the knowledge of Seller, any law or regulation materially adversely affecting Buyer's ability to exploit the Option Assets.




* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

         (b) There are no notices, licenses, consents, permissions or approvals of any nature whatsoever which are required to be obtained by Seller from any Federal, state or local governmental or regulatory body or other third party or, to Seller's knowledge, from any foreign governmental or regulatory body for the consummation of the transactions contemplated by this Option Agreement, or as a condition to the sale, assignment and transfer of the Option Assets to be effected hereunder.

         3.4 No Alienation of Rights. Seller has not transferred, assigned, licensed or otherwise encumbered with Encumbrances any of its rights in any Option Asset.

         3.5  Ownership of Option Assets.   As between Seller and all
affiliates and other persons or entities who have an ownership interest in Seller (or any affiliate thereof) or who may have been expressly authorized by Seller to use the Option Assets, Seller owns all rights in and to the Option Assets.

         3.6 Knowledge. Whenever a statement regarding the existence or absence of facts in this Option Agreement is qualified by a phrase such as to Seller's knowledge or words to similar effect, it is intended by the parties that the information attributed to Seller be actually known, or information which should have been known based on reasonable inquiry by the President, the Chairman, any Chief Executive Officer or the Chief Financial Officer of Seller.

         3.7 Materiality. The phrase "materially adversely affecting Buyer's ability to exploit the Option Assets" shall be deemed to mean (i) the existence or occurrence at any time from and after the date hereof of any actual harm, or the existence of any reasonably anticipated actual harm, to Buyer's ability to exploit the Option Assets or (ii) either (x) the failure of Seller to remedy the breach in question assuming the breach is remediable or (y) the inability of Seller to remedy the breach in question without prejudice to Buyer's ability to exploit the Option Assets. For purposes of this Section 3.7, no "actual harm" shall be deemed to exist as to any of the first three claims of harm unless any such claim of harm reasonably involves at least the following amounts in damage or loss:

              First Claim              *
              Second Claim             *
              Third Claim              *

it being agreed that, without prejudice to, or limitation of, Seller's ability to claim that any subsequent claim involves no "actual harm", no such monetary threshold applies to any subsequent claims.

         3.8 No Representations and Warranties as to Trademark Assets. Seller makes no representations and warranties of any kind, and shall have no responsibility, liability or obligations whatsoever to Buyer or any affiliate thereof (including, without limitation, for any claims for indemnity) with respect to any matter relating to the Trademark Assets prior to the time Seller acquired them, including, without limitation, the quality of title, the condition or use of the Trademark Assets or the conduct of the business thereunder prior to the time Seller acquired the Trademark Assets or with respect to any actions taken at the direction of Buyer.

                                      ARTICLE IV

                       REPRESENTATIONS AND WARRANTIES OF BUYER

         4.1 Organization and Good Standing of Buyer. Buyer is a corporation duly organized and validly existing under the laws of Delaware.

         4.2 Authority; Execution. Buyer has all requisite power and authority, corporate and otherwise, to execute, deliver and perform its obligations under this Option Agreement. The




* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

execution and delivery of this Option Agreement, and each of the other instruments of transfer, conveyance and assignment delivered hereunder, by Buyer have been duly and validly authorized by all necessary corporate and other action on the part of Buyer, and this Option Agreement and each of such other instruments has been duly executed by Buyer, as applicable. This Option Agreement constitutes the valid and binding agreement of Buyer, enforceable against Buyer in accordance with its terms.

    4.3  Breach of  Statute or Contract.

         (a) The execution, delivery and performance of this Option Agreement by Buyer and the consummation of the transactions contemplated hereby will not:
(i) violate or conflict with any provision of the Certificate of Incorporation or by-laws of Buyer; (ii) violate or conflict with, result in the breach or termination of or otherwise give any other contracting party the right to terminate, or constitute a default (or an event which, with the lapse of time, or the giving of notice, or both, will constitute a default) under, any contract or other instrument to which Buyer is a party; or (iii) violate or conflict with any judgment, order, writ, injunction or decree of any court or governmental body of any jurisdiction applicable to Buyer (excluding any judgments, orders, injunctions, decrees or awards in any actions or proceedings involving Seller or its affiliates) or, to the knowledge of Buyer, any law or regulation materially adversely affecting Buyer's ability to consummate the transactions contemplated by this Option Agreement.

         (b) There are no notices, licenses, consents, permissions or approvals of any nature whatsoever which are required to be obtained by Buyer from any Federal, state or local governmental or regulatory body or other third party or, to Buyer's knowledge, from any foreign governmental or regulatory body for the consummation of the transactions contemplated by this Option Agreement, or as a condition to the sale, assignment and transfer of the Trademark Assets to be effected hereunder.

                                      ARTICLE V

               CONDITIONS PRECEDENT TO OBLIGATIONS OF BUYER AND SELLER

    5.1 Conditions Precedent to Obligations of Buyer. The obligations of Buyer to consummate the transactions contemplated under this Option Agreement are subject to the fulfillment, as of the Closing Date, of each of the following conditions (any or all of which may be waived by Buyer):


         (a) the representations and warranties of Seller contained in Article III of this Option Agreement shall be true and correct in all material respects as of the Closing Date;

         (b) Seller shall have performed and complied in all material respects with all obligations, covenants and undertakings required by this Option Agreement to be performed or complied with by Seller on or prior to the Closing Date;

         (c) there has been no material adverse change within the control of Seller in the Option Assets; provided that in no event shall a decrease in sales of products sold under the Option Assets or a change in the market for such products be deemed such a material adverse change;

         (d) Buyer shall have been furnished with a certificate, dated the Closing Date and executed by an officer of Seller, certifying to the fulfillment of the conditions specified in Sections 5.1(a), (b) and (c); and

         (e) no judgment, order or decree shall have been rendered which has the effect of enjoining the consummation of the transactions contemplated by this Option Agreement.

    5.2 Conditions Precedent to Obligations of Seller. The obligations of Seller to consummate the transactions contemplated under this Option Agreement are subject to the fulfillment, as of the Closing Date, of each of the following conditions (any or all of which may be waived by Seller):

         (a) the representations and warranties of Buyer set forth in Article IV of this Option Agreement shall be true and correct in all material respects as of the Closing Date;

         (b) Buyer shall have performed and complied in all material respects with all obligations, covenants and undertakings required by this Option Agreement to be performed or complied with by Buyer on or prior to the Closing Date;

         (c) Seller shall have been furnished with a certificate, dated the Closing Date and executed by an officer of Buyer, to certifying the fulfillment of the conditions specified in Sections 5.2(a) and (b); and

         (d) no judgment, order or decree shall have been rendered which has the effect of enjoining the consummation of the transactions contemplated by this Option Agreement.

    5.3 Effect of Closing. The parties acknowledge and agree that proceeding with the Closing shall not prejudice any rights or remedies of either party for breach of any covenant, representation or warranty of the other party existing at or prior to Closing.

                                      ARTICLE VI

                     SURVIVAL OF REPRESENTATIONS AND WARRANTIES;
                                   INDEMNIFICATION

    6.1 All representations and warranties contained in or made pursuant to this Option Agreement shall *

    6.2*




* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

*

    6.3  *




* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

*

    6.4 Notification of Claims. In the event of the occurrence of any event which any party asserts constitutes a Buyer Indemnity Claim or Seller Indemnity Claim, as applicable, the indemnified party shall provide the indemnifying party with prompt notice of such event, including, without limitation, any facts and circumstances which give rise to such claim, and shall otherwise make available to the indemnifying party all relevant information which is material to the claim and which is in the possession of the indemnified party. If such event involves the claim of any third party (a "Third-Party Claim"), the indemnifying party shall have the right to elect to join in the defense, settlement, adjustment or compromise of any such Third-Party Claim, and to employ counsel to assist such indemnifying party in connection with the handling of such claim, at the sole expense of the indemnifying party, and no such claim shall be settled, adjusted or compromised, or the defense thereof terminated, without the prior consent of the indemnifying party unless and until the indemnifying party shall have failed, after the lapse of a reasonable period of time, but in no event more than 30 days after written notice to it of the Third-Party Claim, to join in the defense, settlement, adjustment or compromise of the same. An indemnified party's failure within a reasonable time to give notice or to furnish the indemnifying party with any relevant data and documents in its possession in connection with any Third-Party Claim shall not constitute a defense (in part or in whole) to any claim for indemnification by such party, except and only to the extent that such failure shall result in any material prejudice to the indemnifying party. If so desired by any indemnifying party, such party may elect, at such party's sole expense, to assume control of the defense, settlement,




* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

adjustment or compromise of any Third-Party Claim, insofar as the claim relates to the liability of the indemnifying party, provided that such indemnifying party shall obtain the consent of all indemnified parties before entering into any settlement, adjustment and compromise of such claim, or ceasing to defend against such claim, if as a result thereof, or pursuant thereto, there would be imposed on an indemnified party any liability or obligation not covered by the indemnification obligations of the indemnifying party under this Option Agreement (including, without limitation, any injunctive relief or other remedy).
                                     ARTICLE VII

                                      COVENANTS

    7.1  *

    7.2  *





* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

*





* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

    7.3  Further Assurances.

         (a) From time to time until the expiration of * from the Closing Date, upon the request and at the expense of Buyer but without further consideration, Seller shall:

              (i) do, execute, acknowledge, deliver and file, or shall cause to be done, executed, acknowledged, delivered and filed, all such further acts, deeds, transfers, conveyances, assignments or assurances (including, without limitation, for purposes of transferring record ownership of the Option Assets to Buyer) as may be reasonably requested by Buyer for transferring, conveying, assigning and reducing to Buyer's possession, ownership and use of the Option Assets from and after Closing, including, without limitation, executing on the Closing Date any assignments of Trademarks in recordable form requested by Buyer; and

              (ii) deliver to Buyer such other records, documentation and information in Seller's possession or control as may be reasonably requested by Buyer to assist Buyer in the use and protection of the Option Assets from and after Closing.

         (b)  *





* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

*


                                     ARTICLE VIII

                                       GENERAL

    8.1 Waiver. Any failure of Buyer, on the one hand, or Seller, on the other, to comply with any of the obligations or agreements set forth in this Option Agreement or to fulfill any condition set forth in this Option Agreement may be waived only by written instrument signed by the other party. No failure by any party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver of such right, nor shall any single or partial exercise of any right hereunder by any party preclude any other or future exercise of that right or any other right hereunder by that party.

    8.2 Notices. All notices, requests or other communications required or permitted hereunder (excluding, however, mail and/or communications covered under paragraph 7.3(c) hereof) shall be given or made in writing and shall be
(i) delivered personally (including commercial carrier), (ii) sent by registered or certified airmail, return receipt requested, postage prepaid or (iii) sent by telecopier, addressed to the party to whom they are directed at the following addresses, or at such other address as may from time to time be designated by such party to the others in accordance with this Section 8.2:


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

         If to Seller, to:

              I. C. Isaacs & Company L.P.
              3840 Bank Street
              Baltimore, Maryland  21224
              Attention:  President and Co-Chief Executive Officer
              Telecopier:  410/558-2096

              I. C. Isaacs & Company L.P.
              350 Fifth Avenue
              Suite 1029
              New York, New York  10118
              Attention:  Chairman and Co-Chief Executive Officer
              Telecopier:  212/695-7579

         With a copy to:

              Piper & Marbury L.L.P.
              Charles Center South
              36 South Charles Street
              Baltimore, Maryland  21201-3010
              Attention:  Robert J. Mathias, Esq.
              Telecopier:  410/576-1604

         If to Buyer, to:

              *




         With a copy to:

              Coudert Brothers
              1627 I Street, N.W.
              Washington, D.C.  20006
              Attention:  Wendy L. Addiss, Esq.
              Telecopier:  202/775-1168




* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

         and

              Howrey & Simon
              1299 Pennsylvania Avenue, N.W.
              Washington, D.C.  20004
              Attention:  Robert M. Bruskin, Esq.
              Telecopier:  202/383-6610

    Any notice, request or other communications shall be deemed to have been given and to be effective upon receipt or refusal by the addressee. Any party may change its address for notices hereunder, effective upon giving of notice of such change hereunder to the other parties.

    8.3 No Third Party Beneficiaries. Neither this Option Agreement nor any provision hereof, nor any document or instrument executed or delivered pursuant hereto, shall be deemed to create any right in favor of or impose any obligation upon any person or entity other than Buyer and Seller and their respective successors and assigns.

    8.4  *





* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

*


    8.5 Captions and Paragraph Headings. Captions and paragraph headings used in this Option Agreement are for convenience only and are not a part of this Option Agreement and shall not be used in interpreting or construing it.

    8.6 Entire Agreement. The making, execution and delivery of this Option Agreement by the parties has been induced by no representations, statements, warranties or agreements other than those herein expressed. This Option Agreement embodies the entire understanding of the parties with respect to the subject matter hereof. Notwithstanding the foregoing, the parties acknowledge that a number of different agreements and instruments of which the parties are signatory are all being executed simultaneously with this Option Agreement.
This Option Agreement may be amended or modified only by an instrument of equal formality signed by the parties or their duly authorized representatives. The parties have made no representations or warranties not expressly set forth in this Option Agreement. This Option Agreement supersedes and terminates all prior discussions, negotiations, understandings, arrangements and agreements among the parties relating to the subject matter hereof, except as expressly set forth herein.




* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

    8.7 Counterparts. This Option Agreement may be executed in any number of duplicate counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

    8.8 Assignability. Neither party hereto may assign any of its interests, rights or obligations under this Option Agreement without the prior written consent of the other party. Notwithstanding the foregoing, Buyer may assign its rights, but not its obligations, under this Option Agreement to any entity under common ownership and control with Buyer or to any successor-in-interest of Buyer to the Option Assets without the consent of Seller. Any impermissible attempted assignment of this Option Agreement without such prior written consent shall be void as to the other parties to this Option Agreement. Notwithstanding anything to the contrary set forth in this Agreement, Seller shall be permitted to assign and transfer Seller's rights under this Agreement to any parent, subsidiary or other affiliate of Seller if Seller or its successor in interest remains fully liable for the performance of this Agreement by such assignee or transferee and indemnifies Buyer with respect to any costs and damages Buyer may incur because of such assignment or transfer.

    8.9 Expenses. The parties shall each bear their own expenses in connection with the negotiation, execution and delivery of this Option Agreement and the performance of their respective obligations hereunder.

    8.10 Successors and Assigns. This Option Agreement and the provisions thereof shall be binding upon and inure to the benefit of the respective successors and permitted assigns of the parties hereto.

    8.11 Governing Law. The validity, construction, operation and effect of any and all of the terms and provisions of this Option Agreement shall be determined and enforced in accordance with *

    8.12 *




* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

*


    8.13 *





* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

*





* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

    IN WITNESS WHEREOF, the parties have duly signed this Option Agreement the day and year first written above.

                             I.C. ISAACS & COMPANY L.P., a Delaware limited partnership


                        By:_______________________________________
                                  Name:     Robert J. Arnot
                                  Title:    Chairman and Co-Chief Executive
                                              Officer


                         By:_______________________________________
                                  Name:     Gerald W. Lear
                                  Title:    President and Co-Chief Executive
                                              Officer


                             *



                         By:_______________________________________
                                  Name:
                                  Title:







* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                                                              Exhibit F to 10.11

                                                                   EXHIBIT F/FRA


                       SECURED LIMITED RECOURSE PROMISSORY NOTE


September __, 1997


    FOR VALUE RECEIVED I.C. ISAACS & COMPANY L.P., a limited partnership organized and existing under the laws of the State of Delaware with its principal place of business located at 3840 Bank Street, Baltimore, MD 21224 ("Maker"), hereby promises to pay to *, a corporation organized and existing under the laws of Delaware with its principal place of business located at c/o The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801 ("Lender"), the principal sum of U.S. $*, on December 31, 2007. This Promissory Note is hereinafter referred to as the "Note".

    1. Interest. The outstanding principal sum of this Note shall bear simple interest at the per annum rate of * (computed on the basis of a 365-day year and the number of actual days elapsed). Interest shall accrue as of the date of this Note, and shall be payable quarterly on each January 31, April 30, July 31 and October 31 following the date hereof commencing on January 31, 1998.

    2. Prepayment. This Note may be prepaid at any time by Maker upon payment of the total amount of principal (or, at the option of Maker, upon termination of the Manufacturing Rights Agreement (as hereinafter defined) for any reason, by the tender to Lender of the Option Assets pursuant to the exercise by Maker of the "*" pursuant to the Option Agreement between Maker and Lender of even date herewith (the "Option Agreement") and all interest and late fees accrued but unpaid as of the date of prepayment (or the closing date of the transfer of the Option Assets pursuant to the exercise of the *, as the case may be), or upon such other terms as the parties may agree.

    3. General Payment Provisions. (a) All payments of principal and interest and other sums due pursuant to this Note shall be made by wire transfer of immediately available funds to _______________________________________ or to such other account as Lender shall have previously designated to Maker in writing not later than fifteen
(15) Business Days (as defined below) prior to the date on which such payment becomes due.

         (b) If the due date of any payment under this Note would otherwise fall on a day which is not a Business Day, such date will be extended to the immediately succeeding Business Day. The term "Business Day" or " Business Days" shall mean any day other than Saturday, Sunday, or a banking holiday of the United States, State of New York, or *.





* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

         (c) A late payment fee of * per month of any principal or interest payment made after the due date hereunder shall be due with any such late payment, notwithstanding any right of cure by Maker.

         (d) Payment of principal under this Note will constitute a nonrecourse obligation of Maker payable solely from the Collateral (as hereinafter defined). It is understood that the preceding sentence shall not
(A) prevent recourse to the Collateral for any sums due or to become due or
(B) constitute a waiver, release or discharge of any indebtedness or obligation evidenced by or secured by this Note, but the same shall continue until paid or discharged; provided, that the foregoing provisions of this paragraph 3(d) shall not limit the right of Lender to name Maker as a party defendant in any action, suit or in the exercise of any other remedy under this Note, so long as no judgment in the nature of a deficiency judgment or seeking personal liability of Maker with regard to the principal amount shall be asked for or (if obtained) enforced against Maker.

    4. Events of Default. An "Event of Default" shall occur upon one or more of the following events:


         (a) Maker shall default in the payment when due of any principal or interest under this Note and such default shall continue unremedied for a period of thirty (30) days after written notice from Lender; or

         (b) Maker shall default in any material respect in the observance or performance of its Obligations (as hereinafter defined) other than the obligation to pay principal or interest hereunder, which default is not cured within thirty (30) days after written notice from Lender; provided, that with respect to the Foreign Manufacturing Rights Agreement between Lender and Maker of even date herewith ("Manufacturing Rights Agreement"), an Event of Default under this Note shall be deemed to have occurred only in the event of an "Accelerating Act" as defined in the Manufacturing Rights Agreement and with respect to the Concurrent Use Agreement between * and Maker of even date herewith (the "Concurrent Use Agreement"), an Event of Default under the Note shall be deemed to have occurred only in the event of a substantial material breach of Sections 2.a., 2.b., 3.b. or 7.a. of the Concurrent Use Agreement; or

         (c) Maker shall admit in writing its inability to, or be generally unable to, pay its debts as such debts generally become due; or

         (d) Maker shall (i) apply for or consent in writing to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidation of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of its creditors,
(iii) commence a voluntary case under Title II of the United States Code (as now or hereafter in effect) (the "Bankruptcy Code"), or such other such similar law in any jurisdiction, (iv) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or readjustment of debts, (v) acquiesce in writing




* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

to any petition filed against it in an involuntary case under the Bankruptcy Code, or (vi) take any corporate action for the purpose of effecting any of the foregoing; or

         (e) a proceeding or case shall be commenced, without the application or consent of Maker in any court of competent jurisdiction, seeking (i) its liquidation, reorganization, dissolution or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of such entity or of all or any substantial part of its assets, or (iii) similar relief in respect of such entity, under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect in any such event, for a period of 120 days; or an order for relief against any such entity shall be entered in an involuntary case under the Bankruptcy Code or such other similar law in any jurisdiction.

    Upon and during the continuance of an Event of Default: (i) Lender may, by written notice to Maker, declare the principal amount then outstanding of, and the total interest on, this Note to be forthwith due and payable, whereupon such amount shall be immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by maker; (ii) Maker shall pay all of the expenses of Lender incurred for the collection of this Note, including reasonable attorneys' fees and legal expenses; and (iii) Lender may exercise from time to time any other rights and remedies available to it by law, including, without limitation, those available under any agreement or other instrument relating to the amounts owed under this Note. No delay on the part of Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

    5.    Security.

         (a) Definitions. For purposes of this Note, the following terms have the meanings set forth below:

    "Collateral" means all right, title and interest of Maker in and to the Trademark Assets as defined in that certain Worldwide Rights Acquisition Agreement dated September __, l997 (the "Acquisition Agreement"), except to the extent such interests have been transferred to Lender pursuant to the Foreign Acquisition Agreement (as hereinafter defined), together with the goodwill related thereto, all rights of Maker under the Acquisition Agreement and the Escrow Agreement referred to therein and all proceeds therefrom, and all intellectual property rights uniquely associated with the Trademark Assets including, but not limited to, titles, trademarks, names, as well as any of the following used in connection with or as identifiers of the trademarks constituting Trademark Assets: fabrics, styles, designs, and colors other than those which are standard or traditional in the industry, logos, symbols, copyrights, art work, inventions, (patented or unpatentable), confidential information, trade secrets, patents and pending patent applications. Notwithstanding the foregoing, "Collateral" shall not include any intent-to-use trademark applications.

    "Lien" means a pledge, assignment, lien, charge, mortgage, encumbrance or other security interest in the Collateral securing the payment of indebtedness and any other obligations of Maker to Lender or * as provided under this Note.

    "Obligations" means the obligations of Maker (i) to make all payments of principal, interest and other amounts due under this Note (ii) under the Option Agreement and the Concurrent Use Agreement, and (iii) under the Manufacturing Rights Agreement.

    "Trademarks" means the trademarks constituting Trademark Assets.

         (b) Grant of Security Interest. Maker hereby pledges, assigns and grants to Lender a Lien in all of its respective right, title and interest in and to the Collateral as security for the Obligations. All property and rights constituting Collateral are assigned hereunder by Maker to Lender as security for the payment or other satisfaction, as applicable, of the Obligations. Upon the occurrence and during the continuance of an Event of Default, Lender shall have all rights and remedies of a secured party under the Uniform Commercial Code. All rights of Lender and all Liens hereunder and all obligations of Maker hereunder shall be absolute and unconditional irrespective of any lack of validity or enforceability of this Note, any release or nonperfection of any portion of the Collateral, or any other circumstance which might otherwise constitute a defense available to, or a discharge of Maker in respect of the Obligations or this Agreement.

         (c) Performance under Contract. Maker shall remain liable to perform all of its duties and obligations under any contracts which have been pledged or assigned hereunder to Lender (including, without limitation, the Acquisition Agreement and the Escrow Agreement), except to the extent said obligations have been assumed by Lender pursuant to the Foreign Boss Rights Acquisition Agreement between Lender and Maker dated September __, 1997 (the "Foreign Acquisition Agreement"), to the same extent as if this Note had not been executed, and the exercise by Lender of any of its rights hereunder shall not release Maker from any of its respective duties or obligations under such agreements.

         (d) Delivery and Perfection. Maker shall, promptly upon Lender's written request, execute and file financing or continuation statements and amendments thereto and collateral assignments of trademarks with the appropriate state and local authorities and the U.S. Patent & Trademark Office ("USPTO") relating to all or any part of the Collateral where permitted by applicable law and take all such other actions and to execute, deliver and file, or cause to be filed, financing and continuation statements or such other instruments or documents or amendments thereto, and perform such acts as Lender may reasonably require in order to create, perfect, establish, preserve and maintain a perfected, valid and continuing security
interest of Lender in the Collateral.   To the extent permitted by law, Maker
hereby grants to Lender a Power of Attorney to execute and file any and all of the foregoing documents and




* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

instruments and to take all such actions and perform all such acts in the name of Maker as Lender shall deem appropriate or necessary in its sole discretion in order to create, perfect, establish, preserve and maintain a perfected, valid and continuing security interest of Lender in the Collateral
  Copies of all documents executed by Lender on Maker's behalf under such power of attorney shall be delivered by Lender to Maker.

         (e) Use of Collateral. Except upon the occurrence and during the continuation of any Event of Default, Maker may in the ordinary course of its business use the Collateral in accordance with the Concurrent Use Agreement.

         (f)  Covenants.  During the term of this Agreement, Maker shall:

         (i) perform or observe any contract constituting the Collateral (including, without limitation, the Acquisition Agreement and Escrow Agreement), except to the extent the obligations thereunder have been assumed by Lender pursuant to the Foreign Acquisition Agreement, and enforce all such contracts. Without limiting the generality of the foregoing, Lender shall have the right to direct Maker to enforce the rights of Maker against Brookhurst and the "Escrow Agent" under the terms of the Acquisition Agreement and Escrow Agreement, as applicable, provided that Lender pays all
costs incurred by Maker thereby.   In that connection, Maker shall promptly
provide to Lender copies of all notices received under such contracts. Maker shall not give any notice under any such contract without the prior written consent of Lender, which shall not be unreasonably withheld or delayed. Unless otherwise agreed by the parties hereto, with respect to any amounts which Maker is entitled to receive pursuant to a Buyer Indemnity Claim under the Acquisition Agreement, whether pursuant to the Escrow Agreement as a result of a Settled Claim as defined therein, or otherwise, the parties agree that Maker shall have the right to receive payments of all Actual Costs, as defined below, from the proceeds of such claim. For purposes of this Section 5, Actual Costs means (a) Maker's actual incurred costs with respect to the prosecution, litigation and settlement of a Buyer Indemnity Claim of Maker, and any proceedings brought in connection therewith (including reasonable attorneys' fees), and (b) any damages awarded Maker or settlement amounts paid or payable to Maker in connection with the matters described in clause
(a) to the extent they represent recovery of out-of-pocket costs or expenses of Maker. Any proceeds of any Buyer Indemnity Claim of Maker in excess of Actual Costs shall be remitted directly to Lender, and Maker shall direct to the Escow Agent that they be remitted directly to Lender and, to the extent any such funds come into the possession of Maker, they shall be held in trust by Maker for the benefit of Lender until remitted to Lender.

         (ii) maintain all Collateral in full force and effect to the extent so directed by Lender under paragraph (g)(i) and at Lender's cost, including, without limitation, by using all reasonable efforts to prosecute all applications for registration of trademarks constituting the Trademark Assets, using all Trademarks in accordance with the Concurrent Use Agreement and otherwise as Lender shall direct in such manner as to preserve the continued existence and registration of such Trademarks on all products for which they are registered or applied for in the USPTO and policing the U.S. markets for infringers and counterfeiters.

         (iii) not without the prior written consent or direction of Lender sell, assign or otherwise dispose of or cause to be disposed of, any Collateral either directly or indirectly or by operation of law, or create or suffer to exist any lien, other than the Lien in favor of Lender, or take any action that might reasonably be expected to materially impair the value of the Collateral or the security interest granted herein.

         (g)  *






* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

*


         (h) Duties of Lender. The powers conferred on Lender hereunder are to protect Lender's interest in the Collateral and, except as otherwise provided herein, shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral or any portion thereof in its possession, Lender shall have no duty as to the Collateral or as to the taking of any necessary steps to preserve rights against other parties.

         (i)  *

         (j) Excluded Property. Promptly upon Maker's written request from time to time, Lender shall execute and deliver to Maker (or such other persons as Maker may designate)



* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

such documents as Maker may reasonably request to confirm to Maker (and any such designee) that under this Note Lender holds no lien or security interest in or upon any Excluded Property. As used in this Note, the term "Excluded Property" means any property or assets of Maker other than the Collateral and includes specifically Maker's inventory and products in progress bearing the Trademarks, which inventory and products in progress are subject to the sell-off and related rights contained in Section 7.2(c) of the Option Agreement and in Section 15.j. of the Manufacturing Rights Agreement.

    6. No Assignment. The rights and obligations under this Note may not be assigned by Maker without the prior written consent of Lender. Lender may assign this Note to any third party. Notwithstanding anything to the contrary set forth in this Note, Maker shall be permitted to assign and transfer Maker's rights under this Note to any parent, subsidiary or other affiliate of Maker if Maker or its successor in interest remains fully liable for the performance of this Note by such assignee or transferee and indemnifies Lender with respect to any costs and damages Lender may incur because of such assignment or transfer.

    7. Entire Agreement. The terms of this Note evidence the entire agreement between Maker and Lender regarding the indebtedness evidenced by this Note.

    8. Governing Law. This Note shall be governed by, and construed in accordance with, the laws of *

    9. Notices. All notices, requests or other communications required or permitted hereunder shall be given or made in writing and shall be (i) delivered personally (including commercial carrier), (ii) sent by registered or certified airmail, return receipt requested, postage prepaid or (iii) sent by telecopier, addressed to the party to whom they are directed at the following addresses, or at such other address as may from time to time be designated by such party in accordance with this Section 9:

         If to Maker, to:

              I. C. Isaacs & Company L.P.
              3840 Bank Street
              Baltimore, Maryland  21224
              Attention:  President and Co-Chief Executive Officer
              Telecopier:  410/558-2096




* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

              I. C. Isaacs & Company L.P.
              350 Fifth Avenue
              Suite 1029
              New York, New York  10018
              Attention:  Chairman and Co-Chief Executive Officer
              Telecopier:  212/695-7579

         With a copy to:

              Piper & Marbury L.L.P.
              Charles Center South
              36 South Charles Street
              Baltimore, Maryland  21201-3010
              Attention:  Robert J. Mathias, Esq.
              Telecopier:  410/576-1064

         If to Lender, to:

              *

              *

         With a copy to:

              Coudert Brothers
              1627 I Street, N.W.
              Washington, D.C.  20006
              Attn.:    Wendy L.  Addiss, Esq.
              Telecopier:  202/775-1168




* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

         and

              Howrey & Simon
              1299 Pennsylvania Avenue, N.W.
              Washington, D.C.  20004
              Attention:  Robert M. Bruskin, Esq.
              Telecopier:  202/383-6610

    Any notice, request, demand or other communications shall be deemed to have been given and to be effective upon receipt or refusal by the addressee.
 Any party may change its address for notices hereunder, effective upon giving notice of such change hereunder to the other parties.

    10. Adjustment of Interest Rate or Fees. No provision of this Note shall require the payment of interest to the extent that receipt of any such payment by Lender would be contrary to the provisions of United States law, if any, limiting the maximum amount of interest or fees that may be charged to or collected from Maker, and if any sum in excess of such maximum rate of interest or fees is paid or charged, the excess will be returned to Maker, without premium or penalty, and all payments made thereafter will be appropriately applied to interest and principal to give effect to such maximum rate, and after such application any amount paid in excess of principal due Lender shall be immediately refunded to Maker.

         If the maximum rate of interest, if any, now permitted by law to be charged for this transaction is increased, then for so long as the increase is in effect, the applicable maximum rate permitted to be charged as referred to in the paragraph immediately preceding will be deemed to be such increased rate. If the maximum rate of interest, if any, now permitted by law to be charged for this transaction should be eliminated so that there would be no maximum rate, then interest on this Note shall thereafter be paid at the rate provided in this Note.

    11. Waiver. Maker hereby waives diligence, presentment, protest, demand for payment and notice of default, dishonor or nonpayment to or upon Maker with respect to this Note, except as otherwise provided herein. No delay on the part of Lender in exercising any right hereunder shall operate as a waiver of such right under this Note.

    12. Modifications in Writing. This Note may not be changed orally, but only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

    13. Execution by Lender. Notwithstanding anything in this Note to the contrary, this Note shall not be effective and enforceable against Maker unless and until it has been signed below by Lender. Lender signs below to further evidence Lender's agreement to be bound by the terms of this Note.

    14.  *


    15. Release of Collateral; Return of Note. Upon payment to Lender of all principal and accrued and unpaid interest thereon, and any late charge due under this Note, and subject to the rights of Lender under the Option Agreement, Lender's Lien on the Collateral shall immediately cease, terminate and be released and Lender shall execute and deliver to Maker such releases, re-assignments and termination statements as may be legally necessary or customary to further effect such release and termination, and Lender shall promptly return the original of this Note to Lender marked "Satisfied and Cancelled."




* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

    16.  *




* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                             I.C. ISAACS & COMPANY L.P., a Delaware
                             limited partnership


                             By:_____________________________
                                  Name:     Robert J. Arnot
                                  Title:    Chairman and Co-Chief
                                              Executive Officer

                             By:_____________________________
                                  Name:     Gerald W. Lear
                                  Title:    President and Co-Chief
                                              Executive Officer

                             *


                                  By:_____________________________
                                  Name:
                                  Title:




* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                                                                EXHIBIT 10.11(G)

                                                                   EXHIBIT G/FRA

                            NOTE ASSUMPTION AGREEMENT

      THIS NOTE ASSUMPTION AGREEMENT is made and entered into this ___ day of September 1997, by and between I.C. Isaacs & Company L.P., a Delaware limited partnership ("Isaacs") and *, a Delaware corporation ("*").

                               W I T N E S S E T H:

      WHEREAS, Isaacs has agreed to sell, transfer and assign to *, and
* has agreed to purchase and accept from Isaacs certain assets of Isaacs pursuant to a Foreign Boss Rights Acquisition Agreement entered into on September __, 1997 between Isaacs and * (the "Acquisition Agreement");

      WHEREAS, * has agreed to assume, pay and fully discharge all obligations of Isaacs under that certain Promissory Note of even date hereof of Isaacs issued to Brookhurst, Inc. (the "Note");

      NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is agreed as follows:

      1. Capitalized terms used herein and not defined herein shall have the meanings given such terms in the Acquisition Agreement.

      2. * hereby fully, unconditionally and irrevocably assumes and covenants to fully pay and fully discharge all obligations of Isaacs under the Note.

      3. Isaacs hereby assigns to * all its rights under the Note free and clear of all Encumbrances made, created or caused by Isaacs.

      4. *

      5. * hereby covenants to execute and deliver to Isaacs such further assurances of this Assumption Agreement as Isaacs may require from time to time.




* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

      IN WITNESS WHEREOF, the parties have hereunto set their hands and seals the day, month and year first above written.

                                       I.C. ISAACS & COMPANY L.P., a Delaware
                                       limited partnership


                                       By:
                                          --------------------------------------
                                            Name: Robert J. Arnot
                                            Title: Chairman and Chief
                                                   Co-Executive Officer


                                       By:
                                          --------------------------------------
                                            Name: Gerald W. Lear
                                            Title: President and Co-Chief
                                                   Executive Officer

                                       *


                                       By:
                                          --------------------------------------
                                            Name:________________________

                                            Title:_______________________



* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                                                                   EXHIBIT H/FRA
                                                                EXHIBIT 10.11(H)

                           GUARANTY OF PROMISSORY NOTE

            For valuable consideration, the undersigned, *, a * corporation ("Guarantor"), hereby unconditionally guarantees the due, prompt and complete performance (including payment) at stated maturity, by acceleration or otherwise by I.C. Isaacs & Company L.P., a Delaware limited partnership ("Buyer"), of each and every obligation and liability now or hereafter existing of Buyer under that certain Promissory Note, dated September __ 1, 1997 ("Note") to Brookhurst, Inc. ("Seller") whether for principal, interest, fees, expenses, attorneys' fees, court costs and collection charges incurred by Seller in enforcing this Guaranty ("the "Obligations") or otherwise.

            The obligations of Guarantor under this Guaranty are independent of the obligations of Buyer, and a separate action or actions may be brought against Guarantor, whether action is brought against Buyer or whether Buyer is joined in any such action or actions; provided, however, Seller shall be required to first comply with any procedures specified in the Note or any agreement ancillary thereto with respect to demands to be made against Buyer or actions to be taken in order to quantify an amount due or identify an issue in dispute.

            If any provision of this Guaranty is held invalid or unenforceable, the remainder of this Guaranty shall not be affected thereby, the provisions of this Guaranty being severable in any such instance.

            Guarantor guarantees that the Obligations will he paid strictly in accordance with the terms of the Note, regardless of any law, regulation or order, except an order with respect to the liability of Buyer or Guarantor under this Note now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of Seller with respect thereto. The liability of Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

            *




* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

             *


Any action, inaction, change, extension, waiver, or consent referred to above may be in such manner and upon such terms Seller and Buyer may deem proper, and without notice to or further assent from the Guarantor, and all without affecting this Guaranty or the obligations of the Guarantor hereunder, which shall continue in full force and effect until all of the Obligations and all obligations of the Guarantor hereunder shall be fully paid and performed.

            Guarantor hereby waives promptness, diligence, presentment, demand, protest, notice of acceptance or of the occurrence of an Event of Default and any other notice with respect to any of the Obligations and this Guaranty and any requirement that Seller exhaust any right or take any action against Buyer or other person or entity.

            Guarantor hereby represents and warrants as follows:

            (i) The execution, delivery and performance by Guarantor of this Guaranty do not contravene any law or contractual restriction binding on or affecting Guarantor.

            (ii) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by Guarantor of this Guaranty.





* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

            (iii) This Guaranty is a legal, valid and binding obligation of
                  Guarantor, enforceable in accordance with its terms.

            No amendment or waiver of any provision of this Guaranty nor consent to any departure by Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by Seller.

            No failure on the part of Seller to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

            This Guaranty is *

            Seller *, may proceed to exercise any right or remedy which it may have under this Guaranty without pursuing or exhausting any right or remedy which it may have against Buyer or any other person or entity, for any or all of the Obligations; and Seller may proceed to exercise any right or remedy which it may have under this Guaranty without regard to any actions or omissions of Buyer or any other person or entity subject to the right of set-off set forth in Section 6 of the Note and Section 9.12 of the Acquisition Agreement.

            This Guaranty shall be governed by, and construed in accordance with, the laws of * without reference to its choice of law rules. *

            IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written. This Guaranty shall terminate immediately upon satisfaction of the Note.

Dated: September __, 1997                   *


                                            By:
                                               ------------------------------
                                            Name:
                                                 ----------------------------
                                            Title:
                                                  ---------------------------





* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                                            WITNESSES:

                                            ---------------------------------

                                            ---------------------------------

                                                                   EXHIBIT I/FRA
                                                                        10.11(I)

                     AGREEMENT REGARDING CONSENT TO RELEASE
                      AND WAIVER OF BROOKHURST NOTE CLAIMS

      THIS AGREEMENT made as of the _____ day of __________, 1997, by and among *, a corporation organized and existing under the laws of * and I.C. ISAACS & COMPANY L.P., a limited partnership organized and existing under the laws of the State of Delaware ("Isaacs").

                         Recitals; Certain Defined Terms

      A. Isaacs has agreed to execute and deliver to Brookhurst, Inc., a corporation organized and existing under the laws of the State of California ("Brookhurst") a Promissory Note in the principal amount of $11,000,000 ("Brookhurst Note"), as part of the purchase price under that certain Worldwide Rights Acquisition Agreement between Isaacs and Brookhurst ("Worldwide Acquisition Agreement") dated September ___, 1997.

      B. *, a corporation organized and existing under the laws of the State of Delaware ("*") has agreed to assume all of Isaacs obligations under the Brookhurst Note pursuant to the terms of a Note Assumption Agreement dated on or about the same date as this Agreement.

      C. * has agreed to execute and deliver to Brookhurst a Guaranty of the Brookhurst Note ("* Guaranty").

      D. Brookhurst has agreed to release Isaacs from all obligations under the Brookhurst Note at such time as * assumes the obligations of Isaacs under the Brookhurst Note, and * provides the * Guaranty to Brookhurst.

      NOW, THEREFORE, in consideration of the foregoing, and the receipt of * and other good and valuable consideration, the receipt of which is hereby acknowledged, * hereby agrees as follows for the benefit of Isaacs.

      1. * hereby irrevocably consents to the full release of Isaacs from all liability under the Brookhurst Note and agrees to be bound by that release in accordance with the provisions of the Brookhurst Note.

      2. * shall not have any recourse whatsoever to Isaacs or Isaacs' assets at any time for any obligations under the Brookhurst Note, and hereby irrevocably waives any claims that * may have against Isaacs and Isaacs' assets in respect of the Brookhurst Note. Without limiting the generality of the foregoing, if * shall pay or perform its obligations under the * Guaranty or under the Brookhurst Note, * shall not have, and hereby irrevocably waives, any claim, including without limitation any claim for reimbursement, contribution or indemnity from Isaacs or its partners to which * may be entitled at any time under applicable law relating to the * Guaranty or the Brookhurst Note, whether in * capacity as a guarantor, endorser,




* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

surety, or co-obligor or in any other capacity. Nothing set forth herein shall be deemed to affect the indemnification obligations of Isaacs to * under the Foreign Boss Rights Acquisition Agreement between * and Isaacs.

      3. This Agreement shall be binding upon * and its successors and assigns.

      In Witness Whereof, and intending to be legally bound hereby, * and Isaacs execute this Agreement as of the date first above written.

                                    *


                                    By:
                                       ------------------------------
                                       Name:
                                       Title:

                                    I.C. ISAACS & COMPANY L.P.
                                    By: I.G. Design, Inc.


                                       By:
                                          ---------------------------
                                          Name:
                                          Title:


                                       By:
                                          ---------------------------
                                          Name:
                                          Title:





* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                                                                        10.11(J)

                                                                   EXHIBIT J/FRA

      1. Brookhurst may retain copies of records and documents containing the name and mark "BOSS" for archival purposes and may make (i) oral references,
(ii) the written references set forth in the Attachment hereto, and (iii) with the prior written approval of *, which shall not be unreasonably withheld, other written references to the name and mark "BOSS", in each such case in connection with its uniform business solely for purposes of describing the history of Brookhurst but shall not be used for sales or promotional purposes. In addition, Brookhurst may make reference to its past use of the name and mark BOSS in its financial statements and, to the extent required, in any public filing. In addition, posters bearing the Trademarks may be retained and displayed in the private offices of Brookhurst's executives but may not, under any circumstances, be displayed in any public areas of Brookhurst's business premises such as reception areas and showrooms.

      2. Isaacs Samples. Brookhurst owns approximately 4000 finished sportswear garments manufactured by Isaacs with a label that bears a BOSS logo in its possession, including but not limited to denim jeans, shorts, jackets, coats, skirts, crew neck shirts, sweat shirts, collar and placket shirts, blouses and hats (such garments referred to in this paragraph 2 being hereinafter referred to as the "Isaacs Samples"). Brookhurst shall permit * and/or its attorneys to (i) review; (ii) obtain two dozen Isaacs Samples at no cost to *; and (iii) purchase, at wholesale cost, any additional Isaacs Samples. Thereafter, Brookhurst may, only for a period of six months after the Closing Date, sell and distribute the Isaacs Samples in its possession; provided, however, that Brookhurst shall not sell or offer any Isaacs Samples for sale or resale (i) outside of the United States, its territories, possessions or commonwealths or (ii) to athletic stores whose primary product line is composed of products intended to be used in connection with golf, tennis, skiing, sailing, windsurfing, motor sports or any combination thereof, or at golf, tennis, skiing, sailing, windsurfing, or motor sports athletic events.

      3. Old Logo Samples. Brookhurst owns approximately 119 finished sportswear garments manufactured by or on behalf of * including but not limited to crew neck shirts, sweat shirts, collar and placket shirts, hats, and jackets (such garments referred to in this paragraph 3 being hereinafter referred to as the "Old Logo Samples"). Brookhurst shall not sell or otherwise distribute the Old Logo Samples in its possession except in accordance with this paragraph 3. Brookhurst may retain and distribute to its executives and attorneys no more than twenty-four (24) Old Logo Samples. Brookhurst shall tender, at no cost to *, the remaining Old Logo Samples, and
* within 60 days shall either donate the Old Logo Samples to charity, or otherwise dispose of the Old Logo Samples, in * sole discretion. If * donates the Old Logo Samples to charity, * shall make reasonable efforts to obtain a receipt on behalf of Brookhurst evidencing




* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

such donation. If * fails to donate the Old Logo Samples to charity or dispose of them within 60 days, Brookhurst may donate such samples to the charity or charities of its choice.

      4. New Logo Samples. Brookhurst owns approximately _____ finished sportswear garments manufactured by or on behalf *, including but not limited to crew neck shirts, sweat shirts, collar and placket shirts, hats, and jackets (such garments referred to in this paragraph 4 being hereinafter referred to as the "New Logo Samples"). Brookhurst shall permit * and/or its attorneys to (i) review; (ii) obtain two dozen New Logo Samples at no cost to
* and (iii) purchase, at wholesale cost, any additional New Logo Samples. Thereafter, Brookhurst may, only for a period of six (6) months after the Closing Date, sell and distribute the New Logo Samples in its possession, provided; however, that neither Brookhurst nor any affiliate thereof shall sell, or offer any New Logo Samples for sale or resale (i) outside of the United States, its territories, possessions or commonwealths or (ii) to athletic stores whose primary product line is composed of products intended to be used in connection with golf, tennis, skiing, sailing, windsurfing, motor sports or any combination thereof or at golf, tennis, skiing, sailing, windsurfing, or motor sports athletic events.

                                       4

* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                             ATTACHMENT TO EXHIBIT J

From 1889 to 1997, Brookhurst and its predecessor companies manufactured and sold clothing under the Brookhurst BOSS label.

                                                                        10.11(K)

                                                                        10.11(L)

                                                                   EXHIBIT L/FRA

                                   *


*





* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

*


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

*


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

*


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

      *


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.